UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

April 9, 2025

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Flux Power Holdings, Inc., or Annual Meeting. We will be conducting the 2025 Annual Meeting as a virtual meeting. The virtual meeting format will allow for greater participation by all of our stockholders, regardless of their geographic location. The Annual Meeting will be held at 10:00 a.m. Pacific Standard Time, on Wednesday, May 28, 2025 via a live webcast on the internet.

You may attend the Annual Meeting, submit questions, and vote via the Internet at the following website address: https://agm.issuerdirect.com/flux-2025 by entering the 16 digit numbers included on your Notice of Internet Availability, your paper proxy card (if you requested one) or in the instructions that accompanied your proxy materials.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, which contains important business and financial information regarding the Company.

Thank you for your continuing support.

Sincerely,

/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your electronic proxy materials notice or on the paper proxy card, if you requested one, and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number, (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail, or (iv) by faxing your signed and dated proxy card if you are voting and delivering by facsimile. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 28, 2025: THE PROXY STATEMENT, Form OF PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT HTTPS://WWW.IPROXYDIRECT.COM/FLUX

2685 S. Melrose Drive

Vista, California 92081

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, May 28, 2025

Time and Date:	Wednesday, May 28, 2025 at 10:00 a.m. Pacific Time

Place:	Virtually online at https://agm.issuerdirect.com/flux-2025

Items of Business:	The foregoing items of business as more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve our 2025 Equity Incentive Plan;

3.	To approve an amendment to our Amended and Restated Articles of Incorporation, as amended (“Articles”), to increase the authorized shares of common stock from 30,000,000 to 75,000,000;

4.

To approve an amendment of our Articles to increase the number of authorized shares of preferred stock to 3,000,000 and to permit the issuance of 3,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time;

5.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025;

6.	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 3 or 4 if there are not sufficient votes to approve Proposals 3 or 4; and

7.	To conduct any other business properly brought before the Annual Meeting.

Record Date:	The record date for the Annual Meeting is April 8, 2025. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one (1) vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (877) 505-3589 or contact our transfer agent, Issuer Direct Corporation, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

This notice of the Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about April 14, 2025.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card by mail or facsimile (if you requested one) as soon as possible, so that your shares may be represented at the meeting.

Date: April 9, 2025	By Order of the Board of Directors

/s/ Krishna Vanka
Krishna Vanka
Chief Executive Officer and President

FLUX POWER HOLDINGS, INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

i

2685 S. Melrose Drive

Vista, California 92081

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Flux Power Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the 2025 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually at https://agm.issuerdirect.com/flux-2025 on Wednesday, May 28, 2025 at 10:00 a.m. Pacific Time. This year’s Annual Meeting will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on Wednesday, May 28, 2025

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record on April 8, 2025. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card (if full set of mailing has been requested) or voting instruction form, as applicable, is being first mailed to our stockholders on or about April 14, 2025.

Stockholders will have the ability to access the proxy materials or may request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at https://iproxydirect.com/Flux or call 1(866) 752-8683 or fax request to (202) 521-3464 or send email to proxy@iproxydirect.com.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access and vote the form of proxy; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to https://iproxydirect.com/Flux or call 1(866)752-8683 or fax request to (202) 521-3464 or send email to proxy@iproxydirect.com and make such request before May 14, 2025.

HOW DO I ATTEND THE VIRTUAL MEETING?

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted online. To participate in the virtual meeting, visit https://agm.issuerdirect.com/flux-2025 (“Annual Meeting Website”) and enter the control number included on your Internet Notice, on your paper proxy card (if you requested one), or on the instructions that accompanied your proxy materials.

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A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten (10) days prior to the Annual Meeting for any purpose germane to the meeting at our corporate headquarters at 2685 S. Melrose Drive, Vista, California 92081. The stockholder list will also be available to registered stockholders during the Annual Meeting upon written request submitted by the registered stockholder at the Annual Meeting Website.

To participate in the Annual Meeting, you will need the control number found on your Internet Notice, your paper proxy card (if you requested one) or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

WILL I BE ABLE TO ASK QUESTIONS AT THE MEETING?

You will be able to submit written questions during the Annual Meeting by following the instructions that will be available on the Annual Meeting Website during the Annual Meeting. Only questions pertinent to meeting matters or the Company will be answered during the meeting, subject to time constraints and discretion of the Company. Questions that are substantially similar may be grouped and answered together to avoid repetition.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will be asked to take action on the following matters:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leaves office;

2.	To approve the Company’s 2025 Equity Incentive Plan;

3.	To approve an amendment to our Amended and Restated Articles of Incorporation, as amended (“Articles”), to increase the authorized shares of common stock from 30,000,000 to 75,000,000 (“Increase Shares Amendment”);

4.	To approve an amendment of our Articles to increase the number of authorized shares of preferred stock to 3,000,000 and to permit the issuance of 3,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time (“Blank Check Preferred Amendment”);

5.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025;

6.	To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 3 or 4 if there are not sufficient votes to approve Proposals 3 or 4; and

7.	To conduct any other business properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on April 8, 2025 (the “Record Date”) will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the Record Date, 16,767,470 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Each share of our common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.

●	Stockholder of Record: Shares Registered in Your Name. If, on April 8, 2025, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on April 8, 2025, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

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WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 16,767,470 shares of common stock outstanding and entitled to vote. At least more than fifty percent (50%) of the outstanding shares of common stock outstanding and entitled to vote must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 3-Approval of Increase Shares Amendment, Proposal 5 - Ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm, and Proposal 6-Approval of Adjournment are commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposals 3, 5 or 6.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. Proposal 1 - Election of Directors, Proposal 2 Approval of Equity Incentive Plan, and Proposal 4- Blank Check Preferred Amendment are expected to be treated as non-routine matters, and therefore in the absence of specific instructions from you, your broker will not have discretionary authority to vote your shares with respect to such proposals. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 - the election of five (5) directors, requires a plurality of the votes cast to elect a director. The five (5) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2 – Approval of the 2025 Equity Incentive Plan requires an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes will have no effect on the outcome of Proposal 2.

●	Proposal 3 – Approval of amendment to Articles to increase the authorized shares of common stock to 75,000,000 requires an affirmative vote of at least a majority of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as a vote “Against” Proposal 3.

●	Proposal 4 – Approval of amendment of our Articles to increase the number of authorized shares of preferred stock to 3,000,000 and to permit the issuance of 3,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time requires an affirmative vote of at least a majority of the outstanding shares of common stock. Abstentions and non-broker votes will have the same effect as a vote “Against” Proposal 4.

●	Proposal 5 - Approval of the ratification of the appointment of Haskell & White as our independent registered public accounting firm requires an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Abstentions will have the same effect as a vote “Against” Proposal 5. Broker non-votes, if any, will have no effect on the outcome of Proposal 5.

●	Proposal 6- Approval of the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of Proposals 3 or 4 if there are not sufficient votes to approve Proposals 3 or 4 requires an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Abstentions will have the same effect as a vote “Against” Proposal 5. Broker non-votes, if any, will have no effect on the outcome of Proposal 6.

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Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE AT THE ANNUAL MEETING - if you would like to vote at the Annual Meeting, please follow the instructions that will be available at https://agm.issuerdirect.com/flux-2025 during the Annual Meeting;

●	VOTE BY MAIL OR FACSIMILE IN ADVANCE OF THE ANNUAL MEETING - if you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card to vote by mail or fax your signed and dated proxy card to (202) 521-3464; or

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING - if you would like to vote in advance of the Annual Meeting by phone please call 1 (866) 752-VOTE(8683), or vote online at https://www.iproxydirect.com/FLUX by 11:59PM Eastern Time, May 27, 2025.

If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail or fax if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE?

If you receive more than one Internet Notice or proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please vote online or follow the instructions included on each proxy card and vote each proxy card via the internet, telephone, fax or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

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If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the election of the five (5) nominees for directors named in this proxy statement; and

2	“FOR” the approval of our 2025 Equity Incentive Plan;

3.	“FOR” the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated prior to 11:59PM Eastern Time, May 27, 2025 (the “Deadline”).

2.	Signing and delivering another properly completed proxy card with a later date but before the Deadline.

3.	Voting again via internet by no later than the Deadline.

4.	Attending the Annual Meeting and vote at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Flux Power Holdings, Inc.

Attn: Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Annual Meeting.

ARE DISSENTER’S OR APPRAISAL RIGHTS AVAILABLE WITH RESPECT TO ANY OF THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING?

No dissenter’s or appraisal rights are available with respect to any of the proposals to be voted on at the Annual Meeting.

ARE THERE ANY Interest of Officers and Directors in Matters to Be Acted Upon?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors, a director or an officer may be granted equity award under our 2025 Equity Incentive Plan, and/or a director or an officer is a shareholder of our common stock.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers, and employees. Any waivers of any provision of this Code for our directors or officers may be granted only by the Board or a committee appointed by the Board. Any waivers of any provisions of this Code for an employee or a representative may be granted only by our chief executive officer or principal accounting officer. We have filed a copy of the Code with the SEC and have made it available on our website at https://www.fluxpower.com/corporate-governance. In addition, we will provide any person, without charge, a copy of this Code. Requests for a copy of the Code may be made by writing to the Company at is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors (“Board”) recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Until recently, the Board was previously led by a Chairman of the Board who also served as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders. On November 20, 2024, Ronald F. Dutt, our former Chairman and Chief Executive Officer, notified the Company’s Board of his intent to retire from his positions upon the appointment of a successor. In light of the anticipated transition, the Nominating and Governance Committee of the Board determined that it would be in the best interest of the Company and its stockholders if the position of Chairman of the Board was held by a non-executive member of the Board on a going forward basis. Accordingly, upon Mr. Dutt’s retirement on March 10, 2025, the Board appointed Mr. Dale T. Robinette as the new Chairman of the Board, effective March 10, 2025. Since Mr. Robinette is an independent director, we do not and will not have a Lead Independent Director until required to have one under our Independent Director Guidelines.

On September 10, 2021, the Board adopted the Lead Independent Director Guidelines (“Guidelines”). The Guidelines provide that when the positions of Chief Executive Officer and Chairman of the Board are combined or the Chairman is not an independent director, the independent directors will appoint a lead independent director to serve with the authority and responsibility described in such Guidelines, and as the Board and/or the independent directors may determine from time to time. The Guidelines are available on our website at www.fluxpower.com. The responsibilities of the Lead Independent Director, if required under the Guidelines, include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) working with the Chairman of the Board to approve the agenda and meeting schedules for the Board; (iii) working with the Chairman of the Board as to the quality, quantity and timeliness of the information provided to directors; (iv) in consultation with the Nominating and Governance Committee, reviewing and reporting on the results of the Board and Committee performance self-evaluations; (v) calling additional meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

Prior to March 10, 2025, Mr. Dutt, previously held the Chairman and Chief Executive Officer roles, and Mr. Robinette previously served as the Lead Independent Director elected by the majority of the Board on September 10, 2021.

Mr. Robinette possesses understanding and knowledge of the business and affairs of the Company and has the ability to devote a substantial amount of time to serve as our Chairman. The Board believes the appointment of a strong independent director and the use of regular executive sessions of the non-management directors, along with a majority the Board being composed of independent directors, allow it to maintain effective oversight of management.

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In addition, our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees is informed by reports from our management teams to provide visibility to our Board about the identification, assessment and management of key risks, and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our audit committee has primary responsibility for overseeing our major financial and accounting risk exposures, and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our compensation committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our nominating and corporate governance committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Board Composition, Committees and Independence

Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Ms. Walters-Hoffert, and Messrs. Robinette and Leposky are independent directors as defined in the listing standards of Nasdaq and SEC rules and regulations. A majority of our directors are independent, as required under applicable Nasdaq rules. As required under applicable Nasdaq rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The composition and responsibilities of each of the committees is described below.

Audit Committee

The Audit Committee of the Board of Directors currently consists of three independent directors of which at least one, the Chairperson of the Audit Committee, qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Ms. Walters-Hoffert is the Chairperson of the Audit Committee and financial expert. Messrs. Robinette and Leposky are the other directors who are members of the Audit Committee. The Audit Committee’s duties are to recommend to our Board of Directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. Our Audit Committee operates under a written charter, which is available on our website at www.fluxpower.com.

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Compensation Committee

The Compensation Committee currently consists of three independent directors. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board stock option grants or other incentive equity awards for our executive officers. Mr. Robinette is the Chairperson of the Compensation Committee, and Ms. Walters-Hoffert and Mr. Leposky are members of the Compensation Committee. Each of the members of our Compensation Committee are independent under Nasdaq’s independence standards for compensation committee members. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation of other executive officers. The Compensation Committee seeks input on certain compensation policies from the chief executive officer. Our Compensation Committee operates under a written charter, which is available on our website at www.fluxpower.com.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of three independent directors. The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees of the Board. Mr. Leposky is the Chairperson of the Nominating and Governance Committee. Ms. Walters-Hoffert and Mr. Robinette are members of the Nominating and Governance Committee. Each of the members of our Nominating and Governance Committee is independent under Nasdaq’s independence standards. The Nominating and Governance Committee operates under a written charter, which is available on our website at www.fluxpower.com.

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our business. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Indemnification Agreements

We execute a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

Insider Trading Policy and Rule 10b5-1 Trading Programs

We have adopted an Insider Trading Policy which prohibits directors, officers and all other employees, or consultants or contractors, as well as family members of such persons (or any other person subject to the policy) from engaging in any transaction involving a purchase or sale of the our securities, including any offer to purchase or offer to sell, based on material nonpublic information regarding the Company (“Material Nonpublic Information”).

Under our Insider Trading Policy and pursuant to SEC Rule 10b5-1, directors, officers and employees may establish written programs which permit (i) automatic trading of the Company’s stock through a third-party broker or (ii) trading of the Company’s stock by an independent person (such as an investment bank) who is not aware of Material Nonpublic Information at the time of a trade. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director, executive officer, or other employee when entering into the plan, without further direction from such insider.

Board and Committee Meetings and Attendance

Our Board and audit committee meet regularly throughout the year, and also hold special meetings and act by written consent. During fiscal year ended June 30, 2024, or Fiscal 2024: (i) our Board met nine (9) times; (ii) our Audit Committee met four (4) times; (iii) our Compensation Committee met three (3) times; and (iv) our Nominating and Corporate Governance Committee met three (3) times. During Fiscal 2024, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

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Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Executive Sessions

The independent directors meet in executive sessions without management present. The independent directors met four (4) times in such sessions during Fiscal 2024.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is:

Flux Power Holdings, Inc.

Attn: Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

The nominating and corporate governance committee, or governance committee, is responsible for recommending to the board of directors the nominees for election to our board of directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our board of directors. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our board of directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The nominating and corporate governance committee then recommends candidates to the full board, with the full board of directors selecting the candidates to be nominated for election by the stockholders or to be appointed by the board of directors to fill a vacancy.

The nominating and corporate governance committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth in section titled “Stockholder Proposals for the 2026 Annual Meeting.”

Director Qualifications

In accordance with its charter, the nominating and corporate governance committee develops and recommends to our board of directors appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our board of directors and, if appropriate, recommends changes to such criteria.

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Board of Directors Diversity

Our Board of Directors is committed to fostering a diversity of backgrounds and perspectives so that our Board of Directors positions our company for the future. The members of our Board of Directors represent a mix of ages, genders, races, ethnicities, geographies, cultures, and/or other perspectives that we believe expand our Board of Directors’ understanding of the needs and viewpoints of our partners, employees, stockholders, and other stakeholders.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors, or Board, has the authority to fix the number of director seats on our Board and, effective as of the date of the Annual Meeting of Stockholders, or Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Amended and Restated Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings. At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers. There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

The following sets forth the persons nominated by the board of directors for election and certain information with respect to those individuals as of the April 1, 2025:

Director Nominee	Age	Position	Director Since
Krishna Vanka	42	Director	2025
Michael Johnson	76	Director	2012
Lisa Walters-Hoffert(1)(2)	66	Director	2019
Dale Robinette(1)(3)	60	Director	2019
Mark F. Leposky(1)(4)	60	Director	2024

(1)	Independent Director
(2)	Chairperson of the Audit Committee, Member of the Compensation Committee and the Nominating and Governance Committee
(3)	Chairman, Director, Chairperson of the Compensation Committee, Member of the Audit Committee and the Nominating and Governance Committee
(4)	Chairperson of the Nominating and Governance Committee, and Member of the Audit Committee and the Compensation Committee.

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Biographies of Nominees

Krishna Vanka. Mr. Vanka has been our director since March 2025. Mr. Vanka has over 18 years of experience in building, scaling, managing and transforming technology companies in sectors including renewable energy, electric vehicle charging, and others. Mr. Vanka has served as SVP & Chief Digital Officer (CEO of Digital Division) at Fluence Energy, Inc. (Nasdaq: FLNC), from August 2022 to January 2024. In this role, he was responsible for the company’s strategic growth, profitability, and operational execution, achieving a 300% increase in Annual Recurring Revenue (ARR) and overseeing a fivefold expansion in Assets Under Management (AUM). He played a key role in integrating product lines of two cloud-based software offerings, Mosaic and Nispera, into a unified platform, driving innovation in Fluence’s software offerings, including Battery Management Systems (BMS), IoT devices, and Core OS. Mosaic was recognized for its state-of-the-art machine learning algorithms and AI-driven capabilities, winning Time magazine’s 2022 Best Innovations award in the software category. Prior to joining FLNC, Mr. Vanka was a founding team member and Chief Product Officer at InCharge Energy from November 2020 to August 2022, where he led product development and technology strategy for EV fleet charging solutions. From April 2018 to November 2020, he was the founder and Chief Executive Officer of MyShoperoo Inc, an enterprise-focused on-demand shopping platform that optimized last-mile delivery efficiency through intelligent aggregation algorithms. Mr. Vanka holds a Bachelor of Applied Science in Computer Engineering from the University of Ottawa and an MBA from Georgia State University. He has also completed executive leadership programs at UC Berkeley, including coursework in Artificial Intelligence for Business Strategies. Based on the foregoing, the Company believes Mr. Vanka is qualified to be on the Board.

Michael Johnson, Director. Mr. Johnson has been our director since July 12, 2012. Mr. Johnson has been a director of Flux Power since it was incorporated. Since 2002, Mr. Johnson has been a director and the chief executive officer of Esenjay Petroleum Corporation (Esenjay Petroleum), a Delaware company located in Corpus Christi, Texas, which is engaged in the business oil exploration and production. Mr. Johnson’s primary responsibility at Esenjay Petroleum is to manage the business and company as chief executive officer. Mr. Johnson is a director and beneficial owner of Esenjay Investments LLC, a Delaware limited liability company engaged in the business of investing in companies, and an affiliate of the Company beneficially owning approximately 26% of our outstanding shares, including common stock underlying options, and warrants that were exercisable or convertible or which would become exercisable or convertible within sixty (60) days. Mr. Johnson received a Bachelor of Science degree in mechanical engineering from the University of Southwestern Louisiana. As a result of Mr. Johnson’s leadership and business experience, he is an industry expert in the natural gas exploration industry and brings a wealth of management and successful company building experience to the board. Based on the foregoing, the Company believes Mr. Johnson is qualified to be on the Board.

Lisa Walters-Hoffert, Director. Ms. Walters-Hoffert was appointed to our Board on June 28, 2019. Ms. Walters-Hoffert was a co-founder of Daré Bioscience, Inc. and following the company’s merger with Cerulean Pharma, Inc. in July of 2017, became Chief Financial Officer of the surviving public company (Nasdaq: DARE) and served in this role until January of 2024. For over twenty-five (25) years, Ms. Walters-Hoffert was an investment banker focused on small-cap public companies in the technology and life science sectors. From 2003 to 2015, Ms. Walters-Hoffert worked at Roth Capital Partners as Managing Director in the Investment Banking Division. Ms. Walters-Hoffert has held various positions in the corporate finance and investment banking divisions of Citicorp Securities in San José, Costa Rica and Oppenheimer & Co, Inc. in New York City, New York. Ms. Walters-Hoffert has served as a member of the Board of Directors of the San Diego Venture Group, as Past Chair of the UCSD Librarian’s Advisory Board, and as Past Chair of the Board of Directors of Planned Parenthood of the Pacific Southwest. Ms. Walters-Hoffert currently serves as a member of the Board of Directors of The Elementary Institute of Science in San Diego. Ms. Walters-Hoffert graduated magna cum laude from Duke University with a B.S. in Management Sciences. As a senior financial executive with over twenty-five years of experience in investment banking and corporate finance and based on Ms. Walters-Hoffert’s expertise in audit, compliance, valuation, equity finance, mergers, and corporate strategy, the Company believes Ms. Walters-Hoffert is qualified to be on the Board.

Dale T. Robinette, Director. Mr. Robinette was appointed to our Board on June 28, 2019 and appointed as our Chairman in March 2025. Mr. Robinette previously served as our lead independent director from September 2021 to March 2025. Mr. Robinette has been a CEO Coach and Master Chair since 2013 as an independent contractor to Vistage Worldwide, Inc., an executive coaching company. In addition, since 2013 Mr. Robinette has been providing business consulting related to top-line growth and bottom-line improvement through his company EPIQ Development. From 2013 to 2019, Mr. Robinette was the Founder and CEO of EPIQ Space, a marketing website for the satellite industry, a member-based community of suppliers promoting their offerings. Mr. Robinette was with Peregrine Semiconductor, Inc., a manufacturer of high-performance RF CMOS integrated circuits, from 2007 to 2013 in two roles as a Director of Worldwide Sales as well as the Director of the High Reliability Business Unit. Mr. Robinette started his career from 1991 to 2007 at Tyco Electronics Ltd. (known today as TE Connectivity Ltd.), a passive electronics manufacturer, in various sales, sales leadership and product development leadership roles. Mr. Robinette received a Bachelor of Science degree in Business Administration, Marketing from San Diego State University. Based on the above qualifications, the Company believes Mr. Robinette is qualified to be on the Board.

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Mark F. Leposky, Director. Mr. Leposky was elected to our Board on April 18, 2024. Mr. Leposky has over 30 years of executive experience in operations, engineering, supply chain, product and commercial roles. Mr. Leposky is currently the Executive Vice President and Chief Supply Chain Officer at Topgolf Callaway Brands and has led the company’s supply chain, engineering, and operations organization among other responsibilities since 2012. From 2018 to 2022, he also served as the EVP of Global Operations, Accessories and Licensing, and previously served as Senior Vice Present of Global Operations, Accessories and Licensing from 2012 and 2018 for Topgolf Callaway Brands. Prior to joining Topgolf Callaway Brands, Mr. Leposky was the Co-Founder, President and Chief Executive Officer of Gathering Storm dba Tmax Gear from 2005 to 2011, Chief Supply Chain Officer at Fisher Scientific International from 2004 to 2005 and Chief Operations Officer at TaylorMade Adidas Golf from 2002 to 2004, and has held executive roles at The Coca-Cola Company and United Parcel Service. Mr. Leposky holds a Bachelor of Sciences degree in Industrial Technology from Southern Illinois University, and an MBA from the Keller Graduate School of Management. In addition, Mr. Leposky is also a 16-year infantry veteran of the US Army and Army National Guard, and an avid golfer. Based on the above qualifications, the Board believes the Mr. Leposky’s extensive executive experience within the consumer product and service industry qualifies Mr. Leposky to serve on the Board.

Management Transition

On November 20, 2024, Mr. Dutt, our former chairman and Chief Executive Officer, notified the Company’s Board of Directors of his intention to retire from his positions upon the appointment of a new Chief Executive Officer. On March 10 2025, Mr. Dutt notified the Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, Inc., effective March 10, 2025. In connection with Mr. Dutt’s retirement, the Board appointed Mr. Robinette as the new Chairman of the Board, effective March 10, 2025. In addition, the Board appointed Mr. Vanka as the director, Chief Executive Officer and President of the Company and Flux Power, effective March 10, 2025. Since Mr. Robinette is an independent director we do not and will not have Lead Independent Director until required to have one under our Independent Director Guidelines.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Director Compensation

Director Compensation Table

Below is a summary of compensation accrued or paid to our non-executive directors during Fiscal 2024 and Fiscal 2023. Mr. Dutt, our former chief executive officer and president, received no compensation for his service as a director and is not included in the table. The compensation Mr. Dutt receives as an employee of the Company is included in the section titled “Executive Compensation.”

Name	Fiscal Year	Fees Earned or Paid In Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Lisa Walters-Hoffert	2024	$62,500	$80,000	$-	$142,500
	2023	57,500	50,000	-	107,500

Dale Robinette	2024	81,250	80,000	-	161,250
	2023	75,000	50,000	-	125,000

Michael Johnson	2024	50,000	50,000	-	100,000
	2023	50,000	50,000	-	100,000

Cheemin Bo-Linn (2)	2024	48,958	-	-	48,958
	2023	55,000	50,000	-	105,000

Mark F. Leposky (3)	2024	15,312	80,000		95,312
	2023	-	-	-	-

(1)	Represent the fair value of the RSUs granted using the volume weighted average price of the ten days of trading prior to grant date.
(2)	Dr. Bo-Linn stepped down as our director on April 18, 2024.
(3)	Mr. Leposky was elected as our director on April 18, 2024.

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The following table shows the aggregate number of vested stock options held by our non-employee directors as of June 30, 2024 and June 30, 2023:

Name	Year	Vested Stock Options
Lisa Walters-Hoffert	2024	3,948
	2023	3,948

Dale Robinette	2024	3,948
	2023	3,948

Cheemin Bo-Linn (1)	2024	–
	2023	–

Michael Johnson	2024	9,948
	2023	12,948

Mark F. Leposky (2)	2024	–
	2023	–

(1)	Dr. Bo-Linn stepped down as our director on April 18, 2024.
(2)	Mr. Leposky was elected as our director on April 18, 2024.

Compensation of Non-Executive Directors

On January 14, 2022, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for calendar year 2022, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)		Lead Independent Director (cash)
Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500		$-
Dale Robinette	X	Compensation Chair	50,000	5,000		20,000
John A. Cosentino Jr. (1)	X	Governance Chair	50,000	5,000	(1)	-
Cheemin Bo-Linn (2)	X	Board Member	50,000	-		-
Michael Johnson		Board Member	50,000	-		-

(1)	Mr. Cosentino resigned as our director on March 1, 2022. As appreciation for Mr. Cosentino’s board services, the Board approved to (i) accelerate the vesting of the following securities the Board granted in connection with his board services: 435 unvested options and 4,578 restricted stock awards, and (iii) pay his board fees for 3rd quarter of Fiscal 2022.
(2)	Dr. Bo-Linn was appointed as Chairperson of the Governance Committee on March 3, 2022. For Dr. Bo-Linn’s services as Chairperson, she is entitled to a Chair Fee of $5,000 for calendar year 2022.

There was no change to the cash compensation package for non-executive directors of the Company during Fiscal 2023.

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On March 8, 2023, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for fiscal year ending June 30, 2024, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)	Committee Member Fee(1) (cash)	Lead Independent Director (cash)
Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500	$5,000	$-
Dale Robinette	X	Compensation Chair	50,000	5,000	6,250	20,000
Cheemin Bo-Linn (2)	X	Board Member	50,000	5,000	6,250	-
Michael Johnson		Board Member	50,000	-	-	-
Mark Leposky (3)	X	Board Member	50,000	5,000	6,250	-

(1)	Committee Member Fees: $3,750 for non-chair committee members of the Audit Committee, and $2,500 for non-chair committee members of the Compensation Committee and the Nominating and Governance Committee.
(2)	Dr. Bo-Linn stepped down as our director on April 18, 2024. As appreciation for Dr. Bo-Linn’s services as a director to the Company, the Board approved to accelerate the vesting of 18,561 unvested restricted stock units, effective as of April 18, 2024.
(3)	Mr. Leposky was elected as our director on April 18, 2024 and appointed as Chairperson of the Governance Committee on April 18, 2024. For Mr. Leposky’s services, he is entitled to a prorated Chair Fee and Committee Member Fee for the fiscal year ended June 30, 2024.

On April 18, 2024, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for the fiscal year ending June 30, 2025, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)	Committee Member Fee (1) (cash)	Lead Independent Director (cash)
Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500	$5,000	$-
Dale Robinette	X	Compensation Chair	50,000	5,000	6,250	20,000
Mark F. Leposky	X	Nominating and Governance Chair	50,000	5,000	6,250	-
Michael Johnson		Board Member	50,000	-	-	-

(1)	Committee Member Fees: $3,750 for non-chair committee members of the Audit Committee, and $2,500 for non-chair committee members of the Compensation, Nominating and Governance Committees.

Equity Component of Non-Executive Director Compensation

In addition, our directors are eligible to receive an annual equity grant of RSUs. Pursuant to grants approved by our Board at the recommendation of the Compensation Committee in April 2022 and 2023, our non-executive directors were granted RSUs under the 2014 Plan. The number of RSUs granted to each non-executive director was equal to the amount of $50,000 divided by the fair market value of the RSUs, with all RSUs subject to vesting restrictions. The fair market value of the RSUs was determined by applying a 10-day volume weighted average stock price prior to the grant issuance date.

In April 2022, each of our non-executive directors were granted 17,793 RSUs which fully vested on April 28, 2023. In addition, in August 2022, as compensation for board services provided during the last quarter of Fiscal 2022, Dr. Bo-Linn was granted 5,034 RSUs, of which 1/3 vested immediately, each of the remaining 1/3 of the RSUs will vest on April 29, 2023, and April 29, 2024. Dr. Bo-Linn’s s grant was consistent with the standard equity component of Non-Executive Director Compensation Package as approved by the Board.

In April 2023, each of our non-executive directors were granted 16,883 RSUs which fully vested on April 20, 2024.

In April 2024, each of our non-executive directors were granted 17,057 RSUs under the 2014 Plan or the 2021 Plan, which are scheduled to fully vest on April 18, 2025.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Articles do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

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PROPOSAL 2

APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN

General

Our 2025 Equity Incentive Plan was approved by our board of directors on February 26, 2025. Our board of directors and management believe that in order to attract, hire, and retain the caliber of executives and employees that will be required to help us position ourselves for growth, we will need to have the flexibility to grant stock awards, restricted stock units, stock options, stock appreciation rights and other equity instruments. The board of directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives. In April 2021, our shareholders approved our 2021 Equity Incentive Plan. Under the 2021 Equity Incentive Plan, we reserved two million (2,000,000) shares of our common stock for issuance, of which there is 954,597 available for grant as of April 8, 2025. We believe such remaining amount is insufficient to meet our strategy to attract, hire and retain high caliber executives and employees. Accordingly, we intend to use the 2025 Equity Incentive Plan to incentivize and retain our employees, directors, officers and consultants.

Under the 2025 Equity Incentive Plan, the Company will reserve a total of one million (1,000,000) shares of our common stock for issuance under the 2025 Equity Incentive Plan. Currently there are no shares or options granted under the 2025 Equity Incentive Plan.

General Summary of the 2025 Equity Incentive Plan

The principal provisions of the 2025 Equity Incentive Plan are summarized below. This general summary is not a complete description of all of the 2025 Equity Incentive Plan’s provisions, and is qualified in its entirety by reference to the 2025 Equity Incentive Plan which is attached as Appendix A to this proxy statement. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the 2025 Equity Incentive Plan.

Structure. The 2025 Equity Incentive Plan allows for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards and restricted stock units (the “Awards”) at the discretion of the Administrator.

Number of Shares. Subject to adjustment as provided in Section 9.1 in the 2025 Equity Incentive Plan, the total number of shares of common stock reserved and available for delivery in connection with awards under the 2025 Equity Incentive Plan will be one million (1,000,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

Administration. Authority to control and manage the operation and administration of the 2025 Equity Incentive Plan will be vested collectively in our board of directors, and/or the compensation committee of the board of directors or such other committee appointed by the board of directors to administer the 2025 Equity Incentive Plan (“Committee”), and/or one or more executive officers of the Company designated by the board of directors (collectively, the “Administrator”) as appointed by the board of directors from time to time. The Administrator will have all powers and discretion necessary or appropriate to administer the Plan and to control its operation. Election for restricted stock grants will be allowed to receive grants in either stock shares or cash. The Administrator may delegate all or any part of its authority and powers to one or more directors of the Company in its discretion. Any decision or action of the Administrator in connection with the 2025 Equity Incentive Plan is final and binding.

Effective Date and Duration of Awards. The Plan is effective as of the Plan Adoption Date (subject to stockholder approval) and will remain in effect thereafter. However, without further stockholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

Eligibility. Employees of the Company or its Affiliates, consultants who provide significant services to the Company or its Affiliates and directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate (each a “Participant”) are eligible to participate in the 2025 Equity Incentive Plan. Determinations as to which eligible persons will be granted awards will be made by the Administrator.

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Nonemployee Director Award Limitations. No nonemployee Director may be paid, issued, or granted in any Fiscal year, awards with an aggregate value and any other compensation that, in the aggregate, exceed $500,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as a Nonemployee Director), will not count for purposes of the limitation under Section 10.7.

Limited Transferability. Unless provided otherwise by the Administrator, no Award granted under the 2025 Equity Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant will be available during his or her lifetime only to the Participant.

Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under the 2025 Equity Incentive Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws.

Change in Control. In the event of a Change in Control, as defined in the 2025 Equity Incentive Plan, event or Corporate Transaction, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant, or otherwise expressly provided by the Administrator at the time of grant of an Award, the Administrator will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award;

(ii)	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of the Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)	accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Administrator determines, with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Administrator;

(iv)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration ($0) or such consideration, if any, as determined by the Administrator; or

(vi)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Administrator.

The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

Amendment, Suspension or Termination. The Administrator may grant awards pursuant to the 2025 Equity Incentive Plan until it is discontinued, suspended or terminated at any time of the board of directors in its sole discretion. No Award may be granted under the 2025 Equity Incentive Plan during any period of suspension or after termination of the 2025 Equity Incentive Plan; provided, however, that no Award may be granted under the 2025 Equity Incentive Plan more than ten (10) years after the adoption date of the plan. The Company will obtain stockholder approval of any material Plan amendment to the extent desirable to comply with Section 422 of the Code, or other Applicable Law.

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Stock Options. Stock options, or Options, may be granted to Employees, Nonemployee Directors and Consultants. Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options (“ISOs”), Nonqualified Stock Options (“NSOs”), or a combination thereof, and the Administrator will determine the number of Shares subject to each Option in its sole discretion. Each Option will be evidenced by an Award Agreement that will specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, will determine. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

For NSOs, the per Share exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator. For Incentive Stock Options, the Exercise Price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee owns stock possessing more than ten percent ( 10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, then the Exercise Price will be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. Options will be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and satisfaction of all applicable tax withholding. Upon the exercise of any Option, the Exercise Price will be payable to the Company in full in cash or its equivalent, or as determined by the Administrator in its discretion and consistent with the purposes of the 2025 Equity Incentive Plan.

With respect to the “unvested” Shares underlying a Participant’s Option, such Option will terminate immediately upon the date the Participant ceases his/her Continuous Status as an Employee or Consultant for any reason. With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, such Option will terminate in accordance with Section 5.4.1 of the 2025 Equity Incentive Plan. However, a Participant’s Continuous Status as an Employee or Consultant will not automatically terminate solely as a result of such change in status.

Notwithstanding Section 10.5, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company or other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

Stock Appreciation Rights (SARs). A SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as will be determined by the Administrator. The Administrator will have complete discretion to determine the number of SARs granted to any Participant and the terms and conditions of SARs granted, including whether upon exercise the SARs will be settled in Shares or cash pursuant to the provisions set forth in Section 6.5. Each SAR grant will be evidenced by an Award Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as determined by the Administrator. The Exercise Price of a SAR will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. SARs will expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions in Sections 5.4.

Stock Awards. Stock Awards may be granted to Employees, Nonemployee Directors and Consultants from time to time and in such amounts as the Administrator will determine in its discretion. Stock Awards may be granted as either Restricted Stock, subject to vesting conditions and other restrictions, or Unrestricted Stock, which will be free of restrictions and freely transferable. The Administrator will determine the form of Stock Award and the number of Shares to be granted to each Participant. Unrestricted Stock Awards will be evidenced by a Notice of Grant, while Restricted Stock Awards will be evidenced by a Restricted Stock Award Agreement.

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The Restricted Stock Award Agreement will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, will determine. Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed unless determined otherwise by the Administrator. The Administrator, in its discretion, will impose vesting conditions on Shares of Restricted Stock as it may deem advisable or appropriate. Shares of Restricted Stock that are not vested will be forfeited upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Restricted Stock Units. Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as will be determined by the Administrator in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Sections 4.1. The Administrator has sole discretion to set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions. The grant of Restricted Stock Units will be evidenced by an Award Agreement, which will specify whether the Restricted Stock Units will be settled in Shares or cash, to be made as soon as reasonably practical upon vesting and upon satisfaction of the vesting conditions. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the 2025 Equity Incentive Plan.

Federal Income Tax Matters

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2025 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL MAY BE DIFFERENT. WE ADVISE PARTICIPANTS TO CONSULT WITH A TAX ADVISOR REGARDING THE TAX IMPLICATIONS OF THEIR TAX AWARDS UNDER THE 2025 EQUITY INCENTIVE PLAN.

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award or exercise of an Award, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes.

Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The 2025 Equity Incentive Plan and each Award Agreement under the 2025 Equity Incentive Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. The Company or any of its Subsidiaries or Parents will have no obligation or liability under the terms of the 2025 Equity Incentive Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

Incentive Stock Options. ISOs granted under the 2025 Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

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Nonstatutory Stock Options. All options that do not qualify as ISOs are referred to as NSOs. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2025 Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Unrestricted Stock Awards. Generally, the recipient will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient will not recognize taxable income at the time a stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of stock units, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Plan Benefits

The awards that may be granted under the 2025 Equity Incentive Plan to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the 2025 Equity Incentive Plan are subject to the discretion of the Administrator. No awards will be granted under the 2025 Equity Incentive Plan before the Annual Meeting.

Additional Information

As of March 5, 2025, there are four non-employee directors and approximately one hundred employees eligible to participate in and receive awards under the 2025 Equity Incentive Plan. As of April 8, 2025, the closing sale price of a share of our common stock on the NASDAQ Capital Market was $1.39.

Vote Required

Assuming a quorum is present, the affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of our 2025 Equity Incentive Plan. For purposes of the approval of our 2025 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF THE 2025 EQUITY INCENTIVE PLAN.

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PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE

OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED

NUMBER OF SHARES OF OUR COMMON STOCK FROM 30,000,000 TO 75,000,000

General

Our Board has unanimously adopted a resolution approving an amendment to our Articles to increase the authorized number of shares of common stock from 30,000,000 shares to 75,000,000 shares, par value of $0.001 per share (the “Increase Shares Amendment”). Approval of the Increase Shares Amendment will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Articles after the date of stockholder approval for the Increase Shares Amendment.

Our Board has determined that it is advisable to increase the authorized number of shares of our common stock from 30,000,000 to 75,000,000 and recommends that our stockholders approve the Increase Shares Amendment to effect the proposed increase. The full text of the proposed amendment to our Articles is attached to this Proxy Statement as Appendix B. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our board of directors deems necessary and advisable to effect the proposed Increase Shares Amendment. If approved by our stockholders, we intend to file the Increase Shares Amendment with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and such amendment will be effective upon filing. If this proposal is not approved by our stockholders, our Articles will continue as currently in effect.

Purpose of the Increase in Authorized Shares

As of April 8, 2025, we had 30,000,000 authorized shares of common stock, $0.001 par value per share, of which 16,767,470 shares were issued and outstanding. Of the remaining 13,232,530 authorized shares of common stock, 1,413,110 shares are reserved for issuance upon the exercise of issued and outstanding warrants, 1,485,670 shares are reserved for issuance upon the exercise of issued and outstanding equity awards, 954,597 shares are reserved for future issuance under our existing stock incentive plans, and 262,120 shares are reserved for the grant of options under our employee stock purchase plan. In addition, as described in further detail under the “Executive Compensation” section of this proxy statement, under our employment agreement with Mr. Vanka, we agreed to grant him time-based restricted stock units equivalent to 50% of his base salary and consider granting him performance-based restricted stock units with a target of 50% of his base salary and a maximum of 150%, based on budget performance goals. In addition, at this Annual Meeting, we are asking our stockholders to approve the proposal for the 2025 Equity Incentive Plan, which has 1,000,000 shares of common stock reserved for issuance. Accordingly, as of April 8, 2025, there will be approximately 9,117,033 shares of our authorized common stock unreserved and available for future issuance, excluding Mr. Vanka’s proposed equity grants and the 1,000,000 shares reserved under the 2025 Equity Incentive Plan.

On January 31, 2025, we received a notice (the “January Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that based on our stockholders’ equity deficit of $194,000 as reported in our Form 10-K for the fiscal year ended June 30, 2024, we no longer complied with Nasdaq Listing Rule 5550(b)(1), which requires us to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on Nasdaq (the “Stockholders’ Equity Requirement”). Pursuant to the January Notice, the Company submitted a plan to regain compliance on March 17, 2025, which included certain proposed actions to be taken by the Company to explore additional sources of income, to increase its stockholders’ equity through additional capital raises and/or equity lines of credit as needed, and requesting an extension through July 30, 2025, which is 180 days from the date of the Stockholders’ Equity Notice to regain compliance of the Stockholders’ Equity Requirement. In the event the plan is not accepted by Nasdaq, or in the event the plan is accepted by Nasdaq and the 180-day extension period is granted, but we fail to regain compliance within such plan period, we would have the right to a hearing before an independent panel. The hearing request would stay any suspension or delisting action pending the conclusion of the hearing process and the expiration of any additional extension period granted by the panel following the hearing. In efforts to regain compliance under the Nasdaq Listing Rules and to remain listed on Nasdaq, we are currently exploring financing opportunities available to us.

Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for imminent and future potential business needs, including but not limited to public offerings or private placements of our common stock and other securities for capital raising purposes and issuances of our common stock in connection with collaborations, other strategic transactions or other general corporate transactions. Increasing the authorized number of shares of our common stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. Moreover, the additional authorized shares available will also help to provide appropriate equity incentives to assist in the recruitment and retention of employees.

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We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of common stock that will become available for issuance if this proposal is approved and the proposed amendment is effected. However, we are at all times investigating additional sources of financing which our Board believes will be in our best interests and in the best interests of our stockholders. The Company is and will opportunistically consider raising funds in the future based on market conditions and the Company’s business objectives and needs. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and financing opportunities that become available to the Company. Except as otherwise required by law or by regulation, the newly authorized shares of common stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s common stock may, among other things, dilute the earnings per share of the common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

Rights of Additional Authorized Shares

The proposed Increase Shares Amendment will not have any effect on the par value per share of our common stock. Our common stock is a single class, with equal voting, distribution, liquidation and other rights. The additional common stock to be authorized by the proposed amendment would have rights identical to our currently outstanding common stock. If our Board issues additional shares of common stock, existing stockholders would not have any preferential rights to purchase any newly authorized shares of common stock solely by virtue of their ownership of shares of our common stock, and their percentage ownership of our then outstanding common stock could be reduced. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

Potential Anti-Takeover Effects

Due to the volatility of our common stock, the Board has discussed various measures that we can take, including a shareholder rights plan and the use of blank check preferred, to deal with potential threats of hostile takeovers. However, the proposal to increase in the number of authorized shares of common stock was not done with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, however we could use the additional shares for such purpose. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Increase Shares Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

The proposed amendment, if effected, will increase the number of authorized but unissued shares of our common stock, and, subject to compliance with law and the listing rules of the Nasdaq, our Board could issue, without further stockholder approval, the additional shares available for issuance as result of such increase in one or more transactions that could make it more difficult for a party to effect a takeover or change in control of the Company that our Board does not support. For example, our Board could issue additional shares without further stockholder approval (subject to compliance with law and the listing rules of the Nasdaq) so as to dilute the stock ownership or voting rights of persons seeking to obtain control of our Board or of Company in a transaction that our Board does not support, including in a transaction in which a person is offering a premium to our stockholders for their shares of our common stock over then current market prices. The proposed Amendment has been prompted by business and financial considerations described above under the header, “Purpose of the Increase in Authorized Shares.” and not by the threat of any known or threatened hostile takeover attempt, however, stockholders should be aware that by potentially discouraging initiation of any such unsolicited takeover attempts, the proposed amendment may limit the opportunity for our stockholders to receive a premium for their shares over then current market prices generally available in such takeover attempts. Additionally, the issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power.

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Risks of Not Approving This Proposal

If the stockholders do not approve this proposal, we will continue to have 30,000,000 authorized shares of common stock. This could adversely impact our ability to raise necessary funds to meet Nasdaq’s Stockholders’ Equity Requirement, to operate and continue business and to pursue opportunities in which shares of our common stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities and employee recruitment and retention purposes, as described above under the header, “Purpose of the Increase in Authorized Shares.”

No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed increase in authorized shares and the change to our Articles and we will not independently provide our stockholders with any such rights.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of the outstanding shares of our common stock vote “FOR” this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED

NUMBER OF SHARES OF OUR COMMON STOCK FROM 30,000,000 TO 75,000,000

PROPOSAL 4

TO APPROVE THE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 3,000,000 AND TO PERMIT THE ISSUANCE OF 3,000,0000 SHARES OF PREFERRED STOCK WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD FROM TIME TO TIME

General

Our Board has unanimously adopted a resolution approving an amendment to the Articles in order to increase the number of authorized shares of preferred stock from 500,000 to 3,000,000 and to authorize the issuance of 3,000,000 shares of preferred stock, $0.001 par value, with rights and preferences to be determined by the Company’s Board of Directors from time to time (the “Blank Check Preferred Amendment”). The Approval of the Blank Check Preferred Amendment will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Articles after the date stockholder approval for the Blank Check Preferred Amendment. The Board believes that by granting the Board the authority to designate the rights and preferences of series of preferred stock would give the Company greater flexibility and allow the Company to issue such shares in most cases without the expense of delay of seeking stockholder approval. We are at all times investigating additional sources of financing which our board of directors believes will be in our best interests and in the best interests of our stockholders. The proposed Blank Check Preferred Amendment would increase the number of the currently authorized number of shares of preferred stock in our Articles from 500,000 to 3,000,000.

Our Articles currently has 500,000 shares of preferred stock authorized of which none are issued and outstanding. Our Board has determined that it is advisable to amend the Articles to increase the number of authorized shares of preferred stock from 500,000 to 3,000,000 and to allow the Board the right to determine the rights and preferences of the preferred stock in its discretion to provide flexibility with its capital raising efforts. The full text of the proposed amendment to our Articles is attached to this proxy statement as Appendix C. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Nevada and as our board of directors deems necessary and advisable to effect the proposed Blank Check Preferred Amendment. If approved by our stockholders, we intend to file the Blank Check Preferred Amendment with the Secretary of State of Nevada as soon as practicable following the Annual Meeting, and such amendment will be effective upon filing. If this proposal is not approved by our stockholders, our Articles will continue as currently in effect.

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Purpose of the Blank Check Preferred Amendment

We are requesting our stockholders to approve and adopt an amendment to Articles in order to increase the number of authorized shares of preferred stock from 500,000 to 3,000,000 and to authorize the issuance of 3,000,000 shares of preferred stock, with rights and preferences to be determined by the Company’s Board from time to time.

Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our preferred stock to give us greater flexibility in considering and planning for imminent and future potential business needs, capital raising purposes or other general corporate transactions. Increasing the authorized number of shares of our preferred stock will give us greater flexibility and will allow us to issue such shares in most cases without the expense of delay of seeking stockholder approval. The Board believes that the adoption the Blank Check Preferred Amendment will provide maximum financial and strategic flexibility with respect to future financing transactions. The Board believes that having Blank Check Preferred stock will be attractive for investors and could be used as a means of raising capital, where the terms of those securities being negotiated and tailored to meet the needs of both investors and the Company. If the Blank Check Preferred Amendment is approved, the Board could issue up to a total of 3,000,000 shares of preferred stock in one or more series. The Board would be able to establish the number of shares to be included in each such series and issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution(s). No vote of the holders of our common stock or preferred stock would be required for the creation or issuance of a series of preferred stock, unless otherwise expressly required by the Articles, the preferred stock designation creating any series of preferred Stock, or to the extent required by the Nevada Revised Statutes or Nasdaq (“Required Approval”). The Board could authorize the issuance of preferred stock with voting or conversion rights that could dilute the voting power or rights of the holders of common stock. In addition, the issuance of preferred stock could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of our common stock.

Rights of Blank Check Preferred Stock

The proposed Blank Check Preferred Amendment will not have any effect on the par value per share of our preferred stock. However, the creation of a series of preferred stock and issuance of such shares of preferred stock will affect holders of our common stock. The Company currently only has one class of stock, common stock issued and outstanding. All of the holders of common stock have the same rights. As discussed above, if the Blank Check Preferred Amendment is approved by the stockholders, the Board will have the power and discretion to specify the rights, preferences and restrictions of series of preferred stock, subject to any Required Approval. Such rights associated with the preferred stock will not be identical to the rights associated with our common stock. If our Board issues shares of preferred stock, existing stockholders of common stock will not have any preferential rights to purchase any newly authorized shares of preferred stock solely by virtue of their ownership of shares of our common stock. In addition, the rights of holders of preferred shares may be superior to the rights of holders of our common stock. Holders of preferred stock will be entitled to receive, when, as, and if declared by our Board, the dividends, whether cash or in-kind or in shares of additional securities of the Company, at the rates and on the dates established by such series of preferred stock. Dividend rates may be fixed or variable or both. Different series of preferred stock may be entitled to dividends at different dividend rates or based upon different methods of determination .The Board could authorize the issuance of preferred stock with voting or conversion rights that are superior to the rights of holders of common stock and issuance of such preferred stock could dilute the voting power or rights of the holders of common stock. The particular terms of any series of preferred stock may among others terms include the following which is not an exhaustive list:

●	the number of shares of the preferred stock being designated,

●	the title and liquidation preference per share of the preferred stock;

●	the purchase price of the preferred stock;

●	the dividend rate or method for determining the dividend rate;

●	the dates on which dividends will be paid;

●	whether dividends on the preferred stock will be cumulative or noncumulative and, if cumulative, the dates from which dividends shall commence to accumulate;

●	any redemption or sinking fund provisions applicable to the preferred stock;

●	designation of voting rights that may be senior or superior to those of held by holders of common stock; and/or

●	any additional dividend, liquidation, redemption, sinking fund, ant-dilution rights, conversion rights, rights to participate in future financings, protective rights and other rights, restrictions and terms applicable to the preferred stock.

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Impact on Holders of Common Stock

While the ability of the Board to issue shares of Blank Check Preferred stock cannot be precisely determined unless and until the Board designates the rights, privileges, and preferences to attach to some or all of the authorized shares of Blank Check Preferred stock, it is likely that any series of preferred stock so designated will have one or more material features that are superior to our shares of common stock. There are not currently any agreements of the Company pursuant to which the Board would authorize and issue preferred stock and there are not currently any plans, discussions or negotiations to do so.

Effects of Blank Check Preferred Amendment

Due to the volatility of our common stock, the Board has discussed various measures that we can take, including a shareholder rights plan and the use of blank check preferred, to deal with potential threats of hostile takeovers. However, the proposal for the Blank Check Preferred Amendment was not done with the purpose or intention of using such shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, however we could use the blank preferred shares for such purpose. Although the proposal to authorize the blank check preferred stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that the Blank Check Preferred Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which stockholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

Although the Blank Check Preferred Amendment is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of preferred stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of preferred stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. Such shares of preferred stock could also be granted super-voting rights that could further inhibit the ability of a person seeking to obtain control of the Company. In certain circumstances, the issuance of preferred stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our common stock at a premium over the prevailing market price and may adversely affect the market price of our common stock. As a result, the issuance of preferred stock could render more difficult and less likely a hostile takeover of the Company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our common stock. We do not have any present intention to issue preferred stock or to use the issuance of preferred stock as an anti-takeover mechanism.

Risks of Not Approving This Proposal

If the stockholders do not approve this proposal, we will continue to have 500,000 authorized shares of preferred stock. The Board will not be able to establish the number of shares to be included in each such series and issue the additional shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, without stockholder approval. This could adversely impact our ability to raise necessary funds to meet Nasdaq’s Stockholders’ Equity Requirement, or to operate and continue business and to pursue opportunities in which shares of our preferred stock could be issued that our Board may determine would otherwise be in the best interest of the Company and our stockholders, including financing and strategic transaction opportunities, as described above under the header, “Purpose of the Blank Check Preferred Amendment.”

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No Dissenters’ or Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Blank Check Preferred Amendment and the change to our Articles and we will not independently provide our stockholders with any such rights.

Vote Required

If a quorum is present at the Annual Meeting, this proposal will be approved by our stockholders if a majority of the outstanding shares of our common stock vote “FOR” this proposal. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. Abstentions and broker non-votes will have the same effect as an “AGAINST” vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF AN AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK TO 3,000,000 AND TO PERMIT THE ISSUANCE OF 3,000,000 SHARES OF PREFERRED STOCK WITH RIGHTS AND PREFERENCES TO BE DETERMINED BY THE BOARD FROM TIME TO TIME

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of our independent registered public accounting firm. The audit committee has selected and retained the public accounting firm of Haskell & White LLP (“Haskell & White”) as independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2025. Although the audit committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our Amended and Restated Bylaws, the board of directors is submitting the selection of Haskell & White to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Haskell & White. In the event our stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

The Company has been advised by Haskell & White that neither the firm nor any of its associates had any relationship with the Company during the last fiscal year. A representative of Haskell & White is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

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Changes in Independent Registered Public Accounting Firm

Notification Not to Stand for Re-Election

On January 6, 2025, the Company was notified by Baker Tilly US, LLP (“Baker Tilly”) that it would not stand for re-election as the Company’s independent registered public accounting firm upon completion of its audit for the fiscal year ended June 30, 2024. Baker Tilly remains engaged to complete its audit of the Company’s financial statements for the fiscal year ended June 30, 2024. Upon completion of its audit of such financial statements and filing of the Form 10-K for the fiscal year ended June 30, 2024, its engagement with the Company will cease. Baker Tilly completed its audit of the Company’s consolidated financial statements as of and for the fiscal year ended June 30, 2024 and issued their report thereon. Upon completion of its audit of such financial statements and filing of the Form 10-K for the fiscal year ended June 30, 2024, Baker Tilly’s engagement with the Company ceased.

Baker Tilly’s reports on the Company’s financial statements for the fiscal years ended June 30, 2023 and June 30, 2022, prior to the effects of the pending restatement as disclosed in Form 8-K filed with the SEC on September 5, 2024, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended June 30, 2023 and June 30, 2022 and the subsequent interim period through January 6, 2025, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”) and the related instructions thereto, with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the material weaknesses in the Company’s internal control over financial reporting as disclosed in the Company’s Form 10-K for the fiscal year ended June 30, 2023, and the Form 10-Q for the periods ended September 30, 2023, December 31, 2023, and March 31, 2024.

Baker Tilly did not seek the Company’s consent to its decision not to stand for re-election. As a result, neither the Company’s Board of Directors nor the Company’s Audit Committee recommended or approved such decision. The Company provided Baker Tilly with a copy of the foregoing disclosures that were made pursuant to Item 4.01 on the Form 8-K filed with the Securities and Exchange Commission on January 8, 2025 (“January Form 8-K”), and requested that Baker Tilly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the Company’s statements contained in the Form 8-K and, if not, stating the areas of disagreement. A copy of Baker Tilly’s letter, dated January 8, 2025, stating that it was in agreement with such disclosure insofar as it pertains to its firm, was filed as Exhibit 16.1 to the January Form 8-K.

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Appointment of New Independent Registered Public Accounting

On January 6, 2025, the Audit Committee of the Company completed its selection process and approved the appointment of Haskell & White, as the Company’s independent registered public accounting firm for the year ending June 30, 2025, subject to the completion of Haskell & White’s standard client acceptance procedures and the execution of an engagement letter. On January 29, 2025, the Company executed an engagement letter with Haskell & White to engage Haskell & White as its independent registered public accounting firm for the year ending June 30, 2025 (the “Effective Date”).

During the Company’s two most recent fiscal years, and the subsequent interim period through the Effective Date, neither the Company nor anyone acting on its behalf, has consulted with Haskell & White regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Independent Auditor for Fiscal Years 2024 and 2023

For the fiscal years ended June 30, 2024 and 2023, the Company’s independent public accounting firm was Baker Tilly US, LLP.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the fiscal years ended June 30, 2024 and 2023 are as follows:

	Fiscal 2024	Fiscal 2023
Audit fees (1)	$833,000	$256,000
Audit related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	–	–
Total	$833,000	$256,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.
(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”
(3)	Baker Tilly did not provide us with tax compliance, tax advice or tax planning services.
(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended June 30, 2024 or 2023.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Flux Power Holdings, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2024, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on January 29, 2025. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2024, Baker Tilly US, LLP (“Baker Tilly”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Baker Tilly to review the financial statements for the fiscal year ended June 30, 2024. The Audit Committee discussed with a representative of Baker Tilly applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Baker Tilly, with and without management present, to discuss the overall scope of Baker Tilly’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Baker Tilly required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Baker Tilly its independence and satisfied itself as to the independence of Baker Tilly.

Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2024 be included in the Company’s Annual Report on Form 10-K filed with the SEC on January 29, 2025.

The Audit Committee of the Board of Directors:

/s/ Lisa Walters-Hoffert, Chair
/s/ Dale Robinette
/s/ Mark F. Leposky

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Vote Required

The ratification of the appointment of Haskell & White as our independent registered public accounting firm for our fiscal year ending June 30, 2025 requires an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 5. Abstentions will have the same effect as a vote “Against” Proposal 5. Broker non-votes, if any, will have no effect on the outcome of Proposal 5.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025.

PROPOSAL 6

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 3 OR 4 IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 3 OR 4.

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 3 or Proposal 4 as described in this Proxy Statement at the Annual Meeting. If our stockholders approve this proposal, we could adjourn the Annual Meeting without a vote on Proposal 3 or Proposal 4 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposal(s).

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than sixty (60) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

This proposal requires an affirmative vote of at least a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy. Stockholders may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this Proposal 6. Abstentions will have the same effect as a vote “AGAINST” Proposal 6. Broker non-votes, if any, will have no effect on the outcome of Proposal 6.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS 3 OR 4 IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSALS 3 OR 4.

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EXECUTIVE OFFICERS

The following table set forth the names and ages of our executive officers as of March 20, 2025.

Name	Age	Position	Executive Officer Since
Krishna Vanka(1)	42	Director, Chief Executive Officer and President	2025
Kevin S. Royal(2)	60	Chief Financial Officer and Secretary	2024
Jeffrey C. Mason(3)	54	Vice President of Operations	2022

(1)	On March 10 2025, Mr. Dutt notified the Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, Inc., effective March 10, 2025. In connection with Mr. Dutt’s retirement, the Board appointed Mr. Vanka as the director, Chief Executive Officer and President of the Company and Flux Power, effective March 10, 2025.
(2)	The Board appointed Mr. Kevin S. Royal as Chief Financial Officer and Corporate Secretary, to be effective March 4, 2024.
(3)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.

Below is the biography of each executive officer. Mr. Vanka’s biography is provided under “Proposal 1- Election of Directors.”

Kevin S. Royal, Chief Financial Officer and Secretary. Mr. Royal was appointed as our Chief Financial Officer and Secretary effective March 4, 2024. Mr. Royal has over 20 years of experience with publicly traded companies, leading Finance, Accounting, IT, HR, Legal, Investor Relations, and M&A. Prior to joining the Company, Mr. Royal served as Executive Vice President and Chief Financial Officer of Zovio Inc. from October 2015 until September 2022. Mr. Royal also previously served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Maxwell Technologies, Inc., a developer, manufacturer and marketer of energy storage and power delivery solutions from April 2009 to May 2015. Mr. Royal has held a series of senior finance positions, including appointments as senior vice president and chief financial officer within the semiconductor industry. Mr. Royal has also served as an auditor for 10 years with Ernst & Young LLP, where he became a certified public accountant. Mr. Royal received his Bachelor of Business Administration in Accounting from Harding University and is a Certified Public Accountant in the State of California (inactive).

Jeffrey C. Mason, Vice President of Operations. Mr. Mason served as the Director of Manufacturing of the Company from January 2021 to December 2021, and Vice President of Operations since December 2021. On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation. Prior to joining the Company, Mr. Mason was the plant manager at NEO Tech from March 2017 to January 2021 after being promoted from Director of Operations from December 2013 to March 2017. Mr. Mason has also worked for Sumitomo Electric Interconnect Products, Inc., Radio Design Labs, Inc., and Motorola Inc. during his career. Mr. Mason received his Master of Business Administration in International Business in 2015 and his Bachelor of Business Administration/Management in 2013 from North Central University. Mr. Mason is also Total Productive Maintenance (TPM) Instructor Certified by the Japan Institute of Plant Maintenance, Tokyo, Japan.

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Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Management Transition

On November 20, 2024, Mr. Dutt, our chairman and Chief Executive Officer, notified the Company’s Board of Directors of his intention to retire from his positions upon the appointment of a new Chief Executive Officer. On March 10 2025, Mr. Dutt notified the Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, Inc., effective March 10, 2025. In connection with Mr. Dutt’s retirement, the Board appointed Mr. Robinette as the new Chairman of the Board, effective March 10, 2025. In addition, the Board appointed Mr. Vanka as the director, Chief Executive Officer and President of the Company and Flux Power, effective March 10, 2025.

EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

The following table sets forth information concerning all forms of compensation earned by our named executive officers during Fiscal 2024 and Fiscal 2023 for services provided to the Company and its subsidiary.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Ronald F. Dutt,	2024	$375,000	$—		$—	$484,155	$—	$—	$859,155
Former Chief Executive Officer, President, and Chairman	2023	$290,962	$146,273		$—	$230,542	$—	$—	$667,777

Charles A. Scheiwe	2024	$205,200	$—		$—	$89,348	$—	$—	$294,548
former Chief Financial Officer and Corporate Secretary(4)	2023	$205,989	$53,613		$—	$120,419	$—	$—	$380,021

Jeffrey C. Mason (3)	2024	$275,000	$—		$—	$119,152	$—	$—	$394,152
Vice President of Operations	2023	$204,346	$40,176	$		$100,602	$—	$—	$345,124

Kevin S. Royal	2024	$330,000	$—		$—	$200,970	$—	$—	$530,970
Chief Financial Officer and Corporate Secretary (5)

(1)	Represents the fair value of the RSUs granted on grant date.
(2)	The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718 using the Black-Scholes valuation model with assumptions described in more detail in the notes to our audited financial statements included in this report.
(3)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.
(4)	On March 1, 2024, Mr. Scheiwe stepped down as the Company’s Chief Financial Officer and Corporate Secretary.
(5)	Mr. Royal was appointed as the Company’s Chief Financial Officer and Corporate Secretary effective March 4, 2024.

Benefit Plans

We do not have any profit-sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

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Equity Compensation Plan Information

In connection with the reverse acquisition of Flux Power, Inc. in 2012, we assumed the 2010 Plan. As of June 30, 2023, the number of options outstanding to purchase common stock under the 2010 Plan was 21,944. No additional options to purchase common stock may be granted under the 2010 Plan.

On February 17, 2015, our shareholders approved our 2014 Equity Incentive Plan (“2014 Plan”), which was amended on July 23, 2018 and on November 5, 2020. The 2014 Plan authorizes the issuance of awards for up to 1,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 100,192 and 175,265 stock options under the 2014 Plan during Fiscal 2024 and Fiscal 2023, respectively. We granted 51,171 and 72,566 restricted stock units under the 2014 Plan during Fiscal 2024 and Fiscal 2023, respectively.

On April 29, 2021, at the Company’s annual stockholders meeting, the 2021 Equity Incentive Plan (the “2021 Plan”) was approved by our stockholders. The 2021 Plan authorizes the issuance of awards for up to 2,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 934,012 and 449,176 stock options under the 2021 Plan during Fiscal 2024 and Fiscal 2023, respectively. We granted 17,057 restricted stock units under the 2014 Plan during Fiscal 2024. We did not grant any restricted stock units under the 2021 Plan during Fiscal 2023.

As of June 30, 2024, we had 426,363 options outstanding and exercisable and 114,666 RSUs outstanding under the 2021 Plan, the 2014 Plan and the 2010 Plan.

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity compensation plan awards outstanding as of June 30, 2024 for the named executive officers below:

			Option Awards (1)				Stock Awards
Name	Award Grant Date	Award Expiration Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Number of Shares or Units of Stock That Have Not Vested	Grant Date Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan: Grant Date Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald F. Dutt	10-20-23	10-20-33	–	223,216	–	$3.36	–	$–	–	$–
	10-31-22	10-31-32	20,043	60,132	–	3.43	–	–	–	–
	3-15-19	3-14-29	50,000	–	–	13.60	–	–	–	–
	7-25-18	7-24-28	33,527	–	–	19.80	–	–	–	–
	6-29-18	6-28-28	50,001	–	–	14.40	–	–	–	–
	10-26-17	10-25-27	50,000	–	–	4.60	–	–	–	–
	12-22-15	12-21-25	19,000	–	–	5.00	–	–	–	–
	10-29-21	10-29-31	–	–	–	–	4,021	23,121	4,021	23,121
	11-12-20	11-30-30	–	–	–	–	13,214	117,340	13,214	117,340

Jeffrey C. Mason (2)	10-20-23	10-20-33	–	54,934	–	3.36	–	–	–	–
	10-31-22	10-31-32	8,746	26,240	–	3.43	–	–	–	–
	10-29-21	10-29-31	–	–	–	–	1,280	7,360	1,280	7,360

Kevin S. Royal (3)	3-4-24	3-4-34	–	55,000	–	5.00	–	–	–	–

(1)	The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock or, when the expected term exceeds how long the Company’s stock has been publicly traded, based on historical volatility of a comparable peer group of publicly traded companies. The risk-free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant. The fair value of each restricted stock unit is the fair value of the Company’s common stock on the grant date.
(2)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.
(3)	Mr. Royal was appointed as the Company’s Chief Financial Officer and Corporate Secretary effective March 4, 2024.

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Aggregated Option/Stock Appreciation Right (“SAR”) exercised and Fiscal year-end Option/SAR value table

Neither our executive officers nor the other individuals listed in the tables above, exercised options or SARs during Fiscal 2024.

2023 Employee Stock Purchase Plan (the “2023 ESPP”)

The 2023 ESPP was approved by the Board on March 6, 2023 and approved by the Company’s stockholders on April 20, 2023. The 2023 ESPP enables eligible employees of the Company and certain of its subsidiaries (a “Participating Subsidiary”) to use payroll deductions to purchase shares of the Company’s Common Stock and acquire an ownership interest in the Company. The maximum aggregate number of shares of the Company’s Common Stock that have been reserved as authorized for the grant of options under the 2023 ESPP is 350,000 shares, subject to adjustment as provided for in the 2023 ESPP. Participation in the 2023 ESPP is voluntary and is limited to eligible employees (as such term is defined in the 2023 ESPP) of the Company or a Participating Subsidiary who (i) has been employed by the Company or a Participating Subsidiary for at least 90 days and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Each eligible employee may authorize payroll deductions of 1-15% of the eligible employee’s compensation on each pay day to be used to purchase up to 1,500 shares of Common Stock for the employee’s account occurring during an offering period. The 2023 ESPP has a term of ten (10) years commencing on April 20, 2023, the date of approval by the Company’s stockholders, unless otherwise earlier terminated.

There were 37,543 and zero shares of stock purchased under the ESPP during Fiscal 2024 and Fiscal 2023, respectfully.

Employment Agreements with Executive Officers

On March 10, 2025, the Company entered into an executive employment agreement with Mr. Vanka, pursuant to which he agreed to serve as the Chief Executive Officer and President of the Company (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Vanka receives an annual base salary of $400,000, subject to annual performance reviews by the Board or Compensation Committee. As an initial incentive for achieving key financial milestones, the Company agreed to award Mr. Vanka a cash bonus of $100,000 if the Company’s average EBITDA is net positive over the next nine months (end of the calendar year). Beginning fiscal year 2026, Mr. Vanka will have the ability to achieve a cash bonus of up to 150% of base salary based on budget performance goals as determined by the Board or the Compensation Committee. Beginning fiscal year 2026, Mr. Vanka will be granted time-based restricted stock units (“Time RSUs”) equivalent to 50% of his base salary, vesting in three (3) equal annual instalments over three (3) years. He will also be eligible for performance-based restricted stock units (“PSUs”), with a target of 50% of his base salary and a maximum of 150%, based on budget performance goals. Any earned PSUs will cliff-vest on the third (3rd) anniversary of the grant date. Additionally, the Employment Agreement provides that Mr. Vanka may be terminated at any time by the Company with or without cause. If Mr. Vanka is terminated without cause or upon a Change in Control (as defined in the Employment Agreement), he will receive: (a) twelve (12) months of base salary paid in a lump sum; and (b) twelve (12) months of continued life, medical, and dental insurance coverage, with the Company covering the cost subject to the same employee contribution as active employees. Additionally, in the event of a Change in Control termination, Time RSUs and any PSUs, for which the performance criteria are satisfied, will be subject to double-trigger acceleration. Mr. Vanka is subject to a non-compete obligation during the term of his employment and confidentiality obligations that extend beyond termination. The Employment Agreement also includes other customary clauses and arrangements.

On February 12, 2021, we entered into an Amended and Restated Employment Agreement with the Company’s president and chief executive officer, Ronald F. Dutt (the “Dutt Employment Agreement”), which amends and restates the Employment Agreement effective December 11, 2012, as amended (the “Prior Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Dutt Employment Agreement memorialized Mr. Dutt’s continued services as the president and chief executive officer of the Company and its wholly-owned subsidiary, Flux Power, Inc. (“Flux Power”), and the terms pursuant to which he would provide such services. Pursuant to the terms of the Dutt Employment Agreement, Mr. Dutt’s annual base salary was $375,000.

On November 20, 2024, Mr. Dutt notified the Company’s Board of Directors that he intends to retire from his position upon the appointment of a successor. On March 10, 2025, Mr. Dutt notified the Board of his decision to retire and resign from his position as director, Chairman of the Board, Chief Executive Officer and President of the Company and its wholly owned subsidiary, Flux Power, Inc., effective March 10, 2025. Mr. Dutt’s stepping down was because of personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

To ensure a smooth transition, on March 10, 2025, the Company entered into an Amendment to Mr. Dutt’s Amended and Restated Employment Agreement, dated February 17, 2021 (the “Amendment to Dutt Employment Agreement,” and together with the Amended and Restated Employment Agreement, the “Dutt Employment Agreement”). Under this amendment, Mr. Dutt agreed to provide services and answer questions on an as-needed basis as a senior advisor and will be compensated based on his current monthly salary in the amount of $32,187.50 through March 2025, unless terminated earlier pursuant to its terms. Mr. Dutt reports to the Chief Executive Officer or his designee. In addition, the Company and Mr. Dutt also agreed to enter into a separation and release agreement (“Separation Agreement”), which includes the contemplated terms of the payments and benefits in exchange for the release and other agreements set forth therein with Mr. Dutt, including: (a) a cash severance payment of $386,250.02, equivalent to twelve (12) months of his base salary as of the Resignation Date to be paid pro ratably over twelve (12) months; and (b) a monthly cash payment for twelve (12) months in an amount of $4,034.20 for health insurance coverage. Mr. Dutt’s Separation Agreement includes a customary general release of claims in favor of the Company and certain related parties.

On February 12, 2021, we entered into an Employment Agreement with the Company’s chief financial officer, treasurer and secretary, Charles A. Scheiwe (the “Scheiwe Employment Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Employment Agreement memorialized Mr. Scheiwe’s continued services as the chief financial officer and secretary of the Company, and as chief financial officer/treasurer and secretary of Flux Power. Pursuant to the terms of the Scheiwe Employment Agreement, Mr. Scheiwe’s annual base salary was $205,200. On February 16, 2024, the Company and Mr. Charles Scheiwe agreed to the stepping down of Mr. Scheiwe as the Company’s Chief Financial Officer and Secretary, including all positions with the Company and Flux Power, Inc., a wholly-owned subsidiary of the Company (“Flux”) and transitioning to a consultant for the Company (“the “Transition”), effective March 1, 2024 (the “Separation Date”).Through the Separation Date, Mr. Scheiwe will be entitled to continue to receive his current salary. In addition, in connection with the Transition, the Board approved the accelerated vesting of unvested portions of outstanding awards previously granted to Mr. Scheiwe under the Company’s 2014 Equity Incentive Plan and 2021 Equity Incentive Plan (the “2021 Plan”).

On February 22, 2024, we entered into an Employment Agreement with Mr. Kevin S. Royal, in connection with Mr. Royal’s appointment as Chief Financial Officer and Corporate Secretary, which provides for an annual base salary of $330,000, effective March 4, 2024 (the “Employment Agreement”). The Employment Agreement includes terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events. In addition, Mr. Royal will be eligible for a 60% cash bonus, as a percentage of base salary, and incentive stock options to purchase up to 55,000 shares of the Company’s common stock (the “Options”) under the 2021 Plan. The Options will be subject to the terms and conditions provided in the form of Incentive Stock Option Agreement under the 2021 Plan, will have an exercise price based on the Company’s 10-day volume weighted average price on the grant date, and will expire ten (10) years from the grant date and vest in four (4) equal annual instalments commencing one year after the grant date.

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Under their respective employment agreement, Messrs. Dutt and Royal, among other things, are (i) eligible for annual target cash bonus and awards of restricted stock units or other equity-based incentive compensation consistent with his position as determined by the Board of Directors (the “Board”) and the Compensation Committee; (ii) entitled to reimbursement for all reasonable business expenses incurred in performing services; and (iii) entitled to certain severance and change of control benefits contingent upon such employee’s agreement to a general release of claims in favor of the Company following termination of employment. Messrs. Dutt and Royal and are also eligible to participate in all customary employee benefit plans or programs generally made available to the senior executive officers. Messrs. Dutt and Royal have each agreed to observe the terms of a standard confidentiality and non-compete agreement for a restricted period of two (2) years. Each of Messrs. Dutt and Royal employment is “at-will” and may be terminated at any time for any reason.

Separation Agreements

On August 12, 2022, Jonathan Berry, the Company’s Chief Operating Officer, separated from the Company and entered into an Employee Separation and Release dated August 24, 2022 (“Separation Agreement”). Under the Separation Agreement, the Company agreed to provide Mr. Berry with certain payments and benefits comprising of: (i) a separation payment of two hundred five thousand two hundred dollars, less required withholdings, (ii) twenty-eight thousand nine hundred seven and 52/100 dollars, less require holdings, to defray costs for COBRA coverage, and (iii) reimbursement for an amount equal to twelve months for life insurance continuation (collectively, the “Separation Benefits”). In exchange for the Separation Benefits, among other things as set forth in the Separation Agreement, Mr. Berry agreed to a release of claims and waivers in favor of the Company and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations.

On March 1, 2024 and in connection with the Transition, the Company and Mr. Scheiwe entered into a Separation and Release Agreement (the “Scheiwe Separation Agreement”). Under the Scheiwe Separation Agreement, Mr. Scheiwe will be entitled to: (i) cash severance of $205,200, which is an amount equal to 12 months of Mr. Scheiwe’s base salary in effect as of the Separation Date, (ii) a one-time payment of $22,840.68, less required withholdings, to cover the COBRA premiums for COBRA continuation coverage for a period of twelve (12) months following the Separation Date, and (iii) provided that Mr. Scheiwe timely elects and enrolls in the life insurance continuation coverage, reimbursement for an amount equal to twelve (12) months of such life insurance continuation coverage. The Separation Agreement additionally includes a customary general release of claims by Mr. Scheiwe in favor of the Company and certain related parties.

Annual Bonus Plan

On November 5, 2020, the Board approved an annual cash bonus plan (the “Annual Bonus Plan”) which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Annual Bonus Plan was effective for Fiscal 2021 and is effective each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee establishes an aggregate amount of allocable Bonus under the Annual Bonus Plan and determines the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. The Participation Criteria for each Plan Year is based on the Company achieving certain performance targets based on annual revenue, gross margin, operating expense and new business development. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

On October 20, 2023, the Board approved an amended and restated annual cash bonus plan (the “Amended Annual Bonus Plan”) which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Amended Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Amended Annual Bonus Plan is effective for fiscal year 2024 and each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee will establish an aggregate amount of allocable Bonus under the Amended Annual Bonus Plan and determine the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. All of the Company’s executive officers are eligible to participate in the Amended Annual Bonus Plan.

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The Amended Annual Bonus Plan was approved by the Board in anticipation of the Company adopting its “clawback” policy applicable to its executive officers as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

Clawback Policy

To comply with Section 10D of the Securities Exchange Act of 1934, as amended, Rule 10D-1 promulgated under the Securities Exchange Act of 1934, as amended, and Nasdaq Listing Rule 5608 applicable to incentive-based compensation for executive officers of listed companies, in November 2023, the Board adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) with an effective date of October 2, 2023. Current executive officers of the Company have agreed in writing to the terms and conditions of the Clawback Policy. Under the Clawback Policy, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the federal securities laws, the Company will recoup any erroneously awarded incentive-based compensation from the Company’s current and former executive officers. Administration of the Clawback Policy will be by the Compensation Committee of the Company.

Restatement of Prior Financial Statements

In connection with the restatements of the Prior Financial Statements undertaken by the Company, the Compensation Committee, as the administrator, completed a recovery analysis under the Company’s Clawback Policy. The Compensation Committee concluded that although bonus amounts were paid to executive officers for fiscal periods ended before the effective date of the Clawback Policy, October 2, 2023, the bonuses will be deemed to be “Received” (as defined in the Clawback Policy) during those fiscal periods before the Clawback Policy became effective. As a result, such amounts would not fall under the definition of “Clawback Eligible Incentive Compensation” (as defined in the Clawback Policy”) and would therefore not be subject to further recovery analysis or actions for recovery. The analysis and conclusion does not include any analysis or recoverable amounts under 304 of the Sarbanes-Oxley Act pursuant to action by SEC.

Fiscal 2023

On October 31, 2022, the Compensation Committee also approved the bonus pool and performance criteria for the Annual Bonus Plan for the fiscal year 2023 (the “2023 Bonus”). For the Company’s fiscal year 2023, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s annual revenue, Adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation), functional goals (the “Financial Targets”), in addition to individual performance objectives and additional bonus amounts if the Company’s financial results exceeds certain thresholds of the Financial Targets.

The Compensation Committee approved the target cash bonuses under the 2023 Bonus based on the base salary for fiscal year 2023 for the following executive officers:

Name	Position	Fiscal 2023 Base Salary		Bonus Percentage of Base Salary	Total Target Payout	Maximum Payout(1)
Ronald F. Dutt	Chief Executive Officer	$300,000	(2)	75%	$225,000	$270,000
Charles Scheiwe	Chief Financial Officer	$205,200		35%	$71,820	$86,184
Jeffery C. Mason	Vice President of Operations	$206,000		30%	$61,800	$74,160

(1) Subject to a bonus cap for achieving above set revenue target and a payout cap for achieving 10% positive Adjusted EBITDA.

(2) To be effective during the second fiscal quarter of 2023.

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Fiscal 2024

Salary Increases

On October 20, 2023, pursuant to the recommendation of the Compensation Committee of the Board (the “Compensation Committee”), the Board approved the following salary increases (the “Fiscal 2024 Annual Salary”) to the following executive officers, effective for the fiscal year 2024 (“Fiscal 2024”):

Name	Position	Salary for Fiscal 2023	Salary for Fiscal 2024
Ronald F. Dutt	Chief Executive Officer	$300,000	$375,000
Charles Scheiwe*	Chief Financial Officer	$205,200	$205,200
Jeffrey Mason	Vice President of Operations	$206,000	$230,720

* Plus an additional supplemental payment of $4,000 per month

On March 1, 2024, pursuant to the recommendation of the Compensation Committee, the Board approved an adjustment to the base salary for the following named executive officer: Jeff Mason, Vice President of Operations. The adjustment reflects a change in base salary to $275,000, effective March 1, 2024.

Fiscal 2024 Bonuses Under the Amended Bonus Plan

On October 20, 2023, pursuant to the recommendation of the Compensation Committee, the Board also approved the bonus pool and performance criteria for the Amended Annual Bonus Plan for Fiscal 2024 (the “2024 Bonus”). For Fiscal 2024, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s full year revenue, Adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation) for Fiscal 2024, and functional goals (the “Financial Targets”), in addition to individual performance objectives and goals (the “2024 Performance Matrix”).

The Board approved the following cash bonuses under the 2024 Bonus for the following executive officers:

Name	Position	Maximum Payout(1)	Special Bonus Maximum Payout(2)
Ronald F. Dutt	Chief Executive Officer	$256,281	$400,000
Charles Scheiwe	Chief Financial Officer	$91,571	$-
Jeffrey Mason	Vice President of Operations	$94,607	$400,000

(1) Full maximum payout assuming targets reached as set forth in the 2024 Performance Matrix.

(2) Full maximum payout for achieving certain additional gross margin targets

Restricted Stock Unit Grants

We did not grant any Restricted Stock Units to any of our executive officers in Fiscal 2024 and Fiscal 2023.

Stock Option Grants

Fiscal 2024 Grants

On October 20, 2023 (the “Fiscal 2024 Grant Date”), pursuant to the recommendation of the Compensation Committee, the Board approved the grant of stock options (the “Fiscal 2024 Options”) under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and the Company’s 2021 Equity Incentive Plan (the “2021 Plan” and together with 2014 Plan, the “Plan”) to certain employees of the Company or its subsidiary, Flux Power, Inc. The Fiscal 2024 Options are subject to the terms and conditions provided in the form of the related Incentive Stock Option Agreement under the 2014 Plan (the “2014 Option Agreement”) or the form of Incentive Stock Option Agreement under the 2021 Plan (the “2021 Option Agreement”). Additionally, as previously discussed, Mr. Royal was granted options as part of his chief financial officer employment agreement.

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The following executive officers of the Company were granted Options in such number, with such vesting schedule, and under the respective Plan, set forth as follows:

Name	Position	Options (1)	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	223,216	Annually over 3 years from the date of grant
Charles Scheiwe	Chief Financial Officer	42,750	Annually over 3 years from the date of grant
Jeffrey Mason	Vice President of Operations	54,934	Annually over 3 years from the date of grant
Kevin S. Royal	Chief Financial Officer	55,000	Annually over 3 years from the date of grant

(1) Subject to $100,000 ISO limitation under the 2021 Plan. Excess, if any, issued as non-qualified stock options.

Fiscal 2023 Grants

On October 31, 2022 (the “Fiscal 2023 Grant Date”), the Compensation Committee approved the grant of incentive stock options (the “Fiscal 2023 Options”) under the Company’s 2014 Plan and the Company’s 2021 Plan to certain employees of the Company or its subsidiary, Flux Power, Inc. The Options are subject to the terms and conditions provided in the form of the 2014 Option Agreement or the “2021 Option Agreement.

The following named executive officers of the Company were granted Stock Options under the 2021 Plan in such number and vesting schedule set forth as follows:

Name	Position	Options (1)	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	80,175	Annually over 4 years from the date of grant
Charles Scheiwe	Chief Financial Officer	41,878	Annually over 4 years from the date of grant
Jeffrey C. Mason	Vice President of Operations	34,986	Annually over 4 years from the date of grant

(1) Subject to $100,000 ISO limitation under the 2021 Plan. Excess, if any, issued as non-qualified stock options.

Incentive Plans

Management, the Committee and the Board will continue to explore and evaluate different long-term and short-term incentives to help attract, retain and motivate our employees to align their interest to our business and financial success through the use of equity award and cash bonuses.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.

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Required Tabular Disclosure of Compensation Actually Paid versus Performance

The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and (on average) of our non-PEO Named Executive Officers (collectively, the “NEOs”) as presented in the “Summary Compensation Table” (the “SCT”) section above, (ii) the “compensation actually paid” (“CAP”) to our PEO and our and non-PEO NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Loss (in million(s) (5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2024	$859,155	$751,681	$406,557	$329,546	$26.7	$8.3
2023	667,777	677,665	362,573	371,343	37.1	7.7
2022	468,757	387,948	285,294	251,325	20.6	16.5

(1)	Total compensation from Summary Compensation Table. Mr. Dutt was our PEO for each year presented.

(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

Reconciliation of Total Compensation per SCT to Compensation Actually Paid is as follows:

	PEO			Average for Non-PEO NEOs
Fiscal Year	2024	2023	2022	2024	2023	2022
Summary Compensation Table Total	$859,155	$667,777	$468,757	$406,557	$362,573	$285,294
Deduction Amounts Reported under the “Stock Awards” and “Option Awards” in the SCT	(484,155)	(230,542)	(138,702)	(136,490)	(110,511)	(58,305)
Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year	485,539	256,560	57,893	96,831	122,982	24,336
Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	(81,391)	8,022	-	(11,182)	6,456	-
Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	(27,467)	4,784	-	(26,170)	2,011	-
Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year		(28,946)	-		(12,168)	-
Compensation Actually Paid	$751,681	$677,655	$387,948	$329,546	$371,343	$251,325

(3)	Mr. Charles A. Scheiwe, our former Chief Financial Officer, and Mr. Mason comprised the non-PEO NEOs for fiscal year ended June 30, 2023 and 2022. On March 1, 2024, Mr. Scheiwe stepped down as the Company’s Chief Financial Officer and Corporate Secretary. For purposes of this disclosure, the non-PEOs for fiscal year ended June 30, 2024 comprised of Mr. Schiewe, Mr. Royal and Mr. Mason.

(4)	Represents Total Shareholder Return (“TSR”) calculated for each fiscal year representing overall appreciation in $100 of investment in the Company stock during the respective one-year period.

(5)	Amounts represent the net loss reflected in the Company’s consolidated audited financial statements for the applicable fiscal year.

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Required Disclosure of the Relationship Between Compensation Actually Paid And Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following information to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, Compensation Actually Paid for purposes of the tabular disclosure were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable fiscal years. Under Item 402(v)(8), SRCs must provide this relationship description for the following performance measures:

●	Cumulative TSR for the company shown in column (f); and
●	The company’s net income (loss) shown in column (g).

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Mr. Dutt and the average amount of compensation actually paid to our other named executive officers as a group during the periods presented are positively correlated. We utilize certain performance measures to align executive compensation with our performance. Part of the compensation our named executive officers are eligible to receive consists of annual cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement of performance objectives. We also view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of April 8, 2025, we had a total of 16,767,470 shares of common stock issued and outstanding.

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The following table sets forth, as of April 8, 2025, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of more than five percent (5%) of our outstanding common stock. Unless otherwise indicated, the business address of each of our directors, executive officers and beneficial owners of more than five percent (5%) of our outstanding common stock is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		% of Ownership
Officers and Directors
Michael Johnson, Director	4,214,939	(2)	25.1%
Krishna Vanka, Chief Executive Officer, President, and Director	–	(3)	-
Kevin S. Royal, Chief Financial Officer and Secretary	18,331	(4)	*
Jeffrey C. Mason, Vice President of Operations	43,066	(5)	*
Mark F. Leposky, Director	17,057	(6)	*
Lisa Walters-Hoffert, Director	48,055	(7)	*
Dale Robinette, Director	60,257	(8)	*
All Officers and Directors as a group (7 people)	4,401,707		26.0

5% Stockholders
Esenjay Investments LLC	4,148,680	(2)	24.7
Cleveland Capital Management L.L.C.	1,445,182	(9)	7.0
1250 Linda Street, Suite 304
Rocky River, OH 44116
Formidable Asset Management, LLC	3,274,325	(10)	19.5
221 E Fourth Street, Suite 2700
Cincinnati OH 45202

* Represents less than 1% of shares outstanding.

(1)	All addresses above are 2685 S. Melrose Drive, Vista, California 92081, unless otherwise stated.
(2)	Includes (i) 39,254 shares of common stock held by Mr. Johnson and 4,148,680 shares of common stock held by Esenjay Investments LLC, of which Mr. Johnson is the sole director and beneficial owner, (ii) 9,948 shares of common stock issuable to Mr. Johnson upon exercise of stock options within 60 days, and (iii) 17,057 shares of common stock issuable upon vesting of restricted stock units within 60 days.
(3)	Mr. Vanka was appointed Chief Executive Officer, President and director on March 10, 2025.
(4)	Includes 18,331 shares of common stock issuable upon exercise of stock options within 60 days.
(5)	Includes 7,264 shares of common stock and 35,802 shares of common stock issuable upon exercise of stock options within 60 days.
(6)	Includes 17,057 shares of common stock issuable upon vesting of restricted stock units within 60 days.
(7)	Includes 27,050 shares of common stock, 3,948 shares of common stock issuable upon exercise of stock options within 60 days, and 17,057 shares of common stock issuable upon vesting of restricted stock units within 60 days.
(8)	Includes 39,254 shares of common stock, 3,948 shares of common stock issuable upon exercise of stock options within 60 days, and 17,057 shares of common stock upon vesting of restricted stock units within 60 days.
(9)	Based on Amendment No. 8 to Schedule 13G filed jointly by Cleveland, Rocky River Specific Opportunities Fund LLC, Wade Massad, John Shiry and Cleveland Capital Management, L.L.C. with the SEC on February 14, 2025, reporting information as of December 31, 2024. Reflects 1,404,032 shares of common stock held by certain private funds managed by Cleveland Capital Management, L.L.C., or by its principals, and hold shared voting and dispositive power with respect to such shares. Excludes (i) 41,150 shares of common stock individually held by Mr. Massad and (ii) 50,000 shares of common stock individually held by Mr. Shiry.
(10)	Based on Schedule 13D filed by Formidable Asset Management, LLC with the SEC on October 31, 2023. Reflects (i) 548,226 shares of common stock held by Formidable Asset Management, LLC, and (ii) 2,726,099 shares of common stock held by certain accounts managed by Formidable Asset Management, LLC, and hold shared voting and dispositive power with respect to such shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2024 were timely filed.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of certain relationships and transactions, including transactions since July 2, 2021 to April 8 2025, and  any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than compensation and other arrangements that are described under the section titled “Executive Officers” and “Executive Compensation.”

Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

Line of Credit Facility and Subordinated Unsecured Promissory Note

On November 2, 2023, we entered into a Credit Facility Agreement (the “Credit Facility”) with Cleveland (the “Lender”). The Credit Facility provides the Company with a line of credit of up to $2,000,000 for working capital purposes (“LOC”). In connection with the LOC, the Company issued a subordinated unsecured promissory note for $2,000,000 (the “Commitment Amount”) in favor of the Lender (the “Note”).

Pursuant to the terms of the Credit Facility, the Lender agreed to make loans (each such loan, an “Advance”) up to such Lender’s Commitment Amount to the Company from time to time, until August 15, 2025 (the “Due Date”). The Note accrues interest at Secured Overnight Financing Rate plus nine percent (9%) per annum on each Advance from and after the date of disbursement of such Advance. All indebtedness, obligations and liabilities of the Company to the Lender is subject to the rights of Gibraltar Business Capital, LLC, a Delaware limited liability company (together with its successors and assigns, “GBC”), pursuant to a Subordination Agreement dated on or about November 2, 2023, by and between the Lender and GBC (the “Subordination Agreement”). Subject to the Subordination Agreement, the Company may, from time to time, prior to the Due Date, draw down, repay, and re-borrow on the Note, by giving notice to the Lenders of the amount to be requested to be drawn down. Subject to the Subordination Agreement, the Note is payable upon the earlier of (i) the Due Date or (ii) on occurrence of an event of Default (as defined in the Note). As consideration of the Lender’s commitment to provide the Advances, we agreed to issue the Lender warrants to purchase 41,196 shares of common stock (the “Warrants”) which are exercisable immediately from the date of issuance, expire on the five (5) year anniversary of the date of issuance and have an exercise price of $3.24 per share. As of April 8 2025, the Company had $12,123,718 million in principal amount outstanding under the Credit Facility.

STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

Stockholder Nominations of Directors

Stockholders may propose candidates for board membership by providing timely written notice to Flux Power Holdings, Inc., Attn: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty days (120) days and not more than one hundred fifty days (150) days before the anniversary of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed. Accordingly, with respect to our 2026 Annual Meeting, written notice shall be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Corporation as early as November 17, 2025, but no later than December 17, 2025, unless changed by more than thirty (30) days from May 28, 2026, which is the anticipated day of the anniversary of the mailing of the Corporation’s definitive proxy statement for the 2025 Annual Meeting.

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Such stockholder’s notice should provide as to each person whom such stockholder proposed to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to Section 16 of Article III of our Amended and Restated Bylaws, which can be found at: https://www.sec.gov/Archives/edgar/data/1083743/000121478212000041/ex3-1.htm.

In addition, the Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Corporation.

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

A stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2026 Annual Meeting of Stockholders, must deliver a written copy of their proposal not less than sixty (60) calendar days nor more than ninety (90) calendar days before the anniversary date of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting. If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s meeting, then the notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or publicly disclosed. Proposals must also comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, and the Amended and Restated Bylaws of the Corporation in order to be included in our proxy materials. Accordingly, with respect to our 2026 Annual Meeting, a written copy of a stockholder proposal shall be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Corporation as early as January 16, 2026, but no later than February 15, 2026, unless changed by more than thirty (30) days from May 28, 2026, which is the anticipated day of the anniversary of the Corporation’s 2025 Annual Meeting.

Rule 14a-8

Pursuant to our Amended and Restated Bylaws, the submission of stockholder nominations and stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Corporation’s proxy statement was mailed to stockholders in connection with the 2025 Annual Meeting. However, if the date of the 2026 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Corporation strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Corporation will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Flux Power Holdings, Inc., c/o Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

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ADDITIONAL INFORMATION

Annual Report

Any person who was a beneficial owner of our common stock on the record date for the Annual Meeting may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such record date. Requests should be directed to Flux Power Holdings, Inc., Attention: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Issuer Direct Corporation, or you are in possession of stock certificates): Please deliver written request to Corporate Secretary, at investor@fluxpower.com, or mail to written requests to Flux Power Holdings, Inc., Attention: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Issuer Direct Corporation, our transfer agent, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

Delivery of Notice and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Corporate Secretary, orally by telephone (877) 505-3589, by email at investor@fluxpower.com or in writing to Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

	By:	/Krishna Vanka
Krishna Vanka,
April 9, 2025		Chief Executive Officer and President

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APPENDIX A

2025 Equity Incentive Plan

FLUX POWER HOLDINGS, INC.

2025 EQUITY INCENTIVE PLAN

The Board of Directors of Flux Power Holdings, Inc. (the “Company”) hereby adopts in its entirety the Flux Power Holdings, Inc. 2025 Equity Incentive Plan (the “Plan”), as of February 26, 2025 (“Plan Adoption Date”). . Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1
BACKGROUND AND PURPOSE

1.1 Background. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Stock Awards and Restricted Stock Units.

1.2 Purpose of the Plan. The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates; and (c) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards and Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, and the Code.

2.4 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards and/or Restricted Stock Units.

2.5 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

Appendix-A-1

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a) Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934 (“Exchange Act”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a liquidation or dissolution of the Company;

(d) The consummation of a merger or consolidation of the Company with any other Person, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;

(e) Other events specified by the Administrator in the Participant’s Award Agreement.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9 “Committee” means the compensation committee of the Board or such other committee satisfying Applicable Laws appointed by the Board to administer the Plan, in accordance with Section 3 of the Plan.

2.10 “Company” means Flux Power Holdings, Inc., a Nevada corporation, or any successor thereto.

2.11 “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.

2.12 “Continuous Status” as an Employee or Consultant means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is not so guaranteed, then on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

Appendix-A-2

2.13 “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least fifty percent (50%) of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16 “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.17 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.

2.18 “Fair Market Value” means the price of a Share on the relevant date, determined by the Committee in good faith on such basis as it deems appropriate. Notwithstanding the foregoing, in the case of a sale of the Company or disposition by the Company of all or substantially all of the Company’s assets, Fair Market Value shall immediately, for all purposes of this Plan, be determined by the sale price of the Company’s common stock or the sale price of its assets less any remaining liabilities.

Appendix-A-3

2.19 “Fiscal Year” means a fiscal year of the Company.

2.20 “Grant Date” means with respect to an Award, the effective date an Award is granted.

2.21 “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.22 “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Administrator in its discretion.

2.23 “Misconduct” means any of the following: (i) Participant is convicted of, or pleads nolo contendere to, (A) any felony or (B) any misdemeanor involving fraud or dishonesty; (ii) Participant’s engagement in any gross insubordination, willful malfeasance, fraud, dishonesty or other conduct or activity in the performance of his or her obligations hereunder or otherwise as an employee or service provider of the Company that is reasonably likely to cause, or does cause, damage to the business of the Company (or any of its affiliates or subsidiaries), as determined in good faith by the Board; (iii) Participant’s embezzlement of funds or assets from the Company (or any of its affiliates or subsidiaries); or (iv) Participant’s willful failure or refusal to perform Participant’s covenants, duties or responsibilities as a service provider for ten (10) days following written notice from the Company describing such failure or refusal in reasonable detail or Participant’s violation of any duty of loyalty to the Company or a breach of Participant’s fiduciary duty involving personal profit.

2.24 “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.25 “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.26 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.27 “Participant” means an Employee, Nonemployee Director or Consultant who has an outstanding Award.

2.28 “Plan” means this Flux Power Holdings, Inc. 2025 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.29 “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8. An Award of Restricted Stock Units constitutes a promise to deliver to a Participant a specified number of Shares, or the equivalent value in cash, upon satisfaction of the vesting requirements set forth in the Award Agreement. Each Restricted Stock Unit represents the right to receive one Share or the equivalent value in cash.

2.30 “Retirement” shall mean the voluntary Termination by a Participant when such Participant’s age plus years of service with the Company and/or Subsidiary equals or exceeds seventy five (75).

Appendix-A-4

2.31 “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.

2.32 “Shares” means shares of common stock, $0.001 par value, of the Company.

2.33 “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of the Shares on the exercise date, over (b) the Exercise Price specified in the Stock Appreciation Right Award Agreement. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the notice of grant specifies that the SARs will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 1,000 Shares [100 * ($20-$10)].

2.34 “Stock Award” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. A Stock Award may be unrestricted and freely transferable (“Unrestricted Stock”), or subject to restrictions against transferability, assignment, and hypothecation (“Restricted Stock”). Under the terms of a Restricted Stock Award, the restrictions against transferability are removed when the Participant has met the specified vesting conditions. Vesting can be based on continued employment of service over a stated service period, or on the attainment of specified performance objectives. If employment or service is terminated prior to vesting, the unvested Shares of Restricted Stock revert back to the Company. An Award of Unrestricted Stock is not subject to vesting conditions.

2.35 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
ADMINISTRATION

3.1 The Administrator. The Administrator shall be appointed by the Board of Directors from time to time.

3.2 Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to make recommendations to the Board regarding the following: (a) which Employees, Consultants and Directors shall be granted Awards; (b) the terms and conditions of the Awards, (c) interpretation of the Plan, (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith and (e) interpretation, amendment or revocation of any such rules.

Appendix-A-5

3.3 Delegation by the Administrator. The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors.

3.4 Decisions Binding. All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment, as provided in Section 9.1, the total combined number of Shares and Restricted Stock Units available for grant at any time under the Plan shall be One Million (1,000,000) Shares. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

4.2 Lapsed Awards. If any Award made under the Plan expires, or is forfeited or cancelled, or otherwise exercised without delivery of Shares, such undelivered Shares shall become available for future Awards under the Plan.

4.3 Legal Compliance. Awards and Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.4 Investment Representations. As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 5
STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Section 4.1, shall determine the number of Shares subject to each Option.

Appendix-A-6

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1 Nonqualified Stock Options. Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

5.3.2 Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

(a) The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b) Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Nonemployee Directors or Consultants.

(c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d) In the event of a Participant’s change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer.

Appendix-A-7

5.4 Expiration of Options

5.4.1 Expiration Dates. With respect to the “unvested” Shares (as determined under the Participant’s Award Agreement) underlying a Participant’s Option, such Option shall terminate immediately upon the date Participant ceases his/her Continuous Status as an Employee or Consultant for any reason. With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, such Option shall terminate as follows upon the earliest to occur:

(a) Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

(b) Termination of Continuous Status as Employee or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her Continuous Status as an Employee or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below);

(c) Misconduct. In the event a Participant’s Continuous Status as an Employee or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire upon the Participant’s receipt of written notice from the Company of such termination due to Misconduct;

(d) Disability. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within one hundred eighty (180) days from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement);

(e) Death. In the event of the death of a Participant, the Option may be exercised at any time within three hundred sixty (360) days following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance;

(f) Retirement. In the event a Participant’s Retirement, the Option may be exercised at any time prior to the Maximum Expiration Date (as defined in Section 5.4.1(f)) of such Option; or

(g) Maximum Expiration Date. Unless otherwise specified above, an Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

Appendix-A-8

5.4.2 Change in Status. In the event a Participant’s status has changed from Consultant to Employee, or vice versa, a Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

5.4.3 Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the maximum term of the Option (subject to limitations applicable to Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall determine in its discretion, as set forth in the Award Agreement. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.

5.6 Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and satisfaction of all applicable tax withholding.

5.6.1 Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

5.6.2 Delivery of Shares. Unless otherwise specified in the Award Agreement, shares acquired by Participant pursuant to the exercise of an Option shall be held by the Company as escrow agent.

SECTION 6
STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.

6.1.1 Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2 Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2 Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its discretion, shall determine.

Appendix-A-9

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Section 5.4.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to Shares, or the equivalent value in cash, from the Company in an amount determined by the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of the Shares on the exercise date, over (b) the Exercise Price specified in the Stock Appreciation Right Award Agreement.. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.

SECTION 7
STOCK AWARDS

7.1 Grant of Award. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. Stock Awards may be granted as either Restricted Stock, subject to vesting conditions and other restrictions, or Unrestricted Stock. The Administrator shall determine the form of Stock Award and the number of Shares to be granted to each Participant. Unrestricted Stock Awards shall be evidenced by a Notice of Grant, while Restricted Stock Awards shall be evidenced by a Restricted Stock Award Agreement.

7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Vesting and Forfeiture of Restricted Stock Awards. The Administrator, in its discretion, shall impose vesting conditions on Shares of Restricted Stock as it may deem advisable or appropriate. Shares of Restricted Stock that are not vested shall be forfeited upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant.

7.3.1 Vesting Conditions. The Administrator may set restrictions based upon the achievement of vesting Conditions that are based on specific performance objectives (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

7.3.2 Legend on Certificates. The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

Appendix-A-10

7.4 Removal of Restrictions. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. Upon satisfaction of the vesting conditions applicable to the Period of Restriction, the Shares shall no longer be subject to forfeiture.

7.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.6 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

SECTION 8
RESTRICTED STOCK UNITS

8.1 Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its sole and absolute discretion.

8.1.1 Number of Restricted Stock Units. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Section 4.1.

8.1.2 Value of a Restricted Stock Unit. Each Restricted Stock Unit granted under an Award Agreement represents the right to receive one Share, or the equivalent value in cash, upon satisfaction of the vesting conditions specified in the Award Agreement.

8.2 Vesting Conditions. In its sole and absolute discretion, the Administrator will set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions.

8.3 Form and Timing of Payment. The Administrator shall specify in the Award Agreement whether the Restricted Stock Units shall be settled in Shares or cash. In either case, upon vesting, payment will be made as soon as reasonably practical upon satisfaction of the vesting conditions.

8.4 Cancellation of Restricted Stock Units. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

Appendix-A-11

SECTION 9
ADJUSTMENTS UPON CHANGES IN COMMON STOCK;
OTHER CORPORATE EVENTS

9.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 4.1 of the Plan.

9.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

9.3 Corporate Transaction.

9.3.1 The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Administrator at the time of grant of an Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Administrator will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of the Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Administrator determines (or, if the Administrator does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Administrator;

Appendix-A-12

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration ($0) or such consideration, if any, as determined by the Administrator; or

(vi) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Administrator, equal to the excess, if any, of (A), the per share amount (or value of property per share) payable to holders of the Shares in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Award, multiplied by the number of Shares subject to the Award. For clarity, this payment may be $0 if the amount per share (or value of property per share) payable to the holders of the Shares is equal to or less than the per share exercise price of the Award. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Award to the same extent and in the same manner as such provisions apply to the holders of the Shares.

The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.

9.3.2 Appointment of Shareholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a shareholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

9.4 No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for the Shares, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.5 Acceleration Rights. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

Appendix-A-13

9.6 Section 409A Limitations. Notwithstanding anything in this Section 9 to the contrary, if a payment under an Award is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

SECTION 10
MISCELLANEOUS

10.1 No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Nonemployee Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Nonemployee Director or the Company may have to terminate his or her directorship at any time.

10.2 Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3 Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

10.4 Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.5 Limited Transferability of Awards. Unless the Administrator provides otherwise, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company or other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

Appendix-A-14

10.6 Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, the requirement to sign a voting rights agreement in favor of the Company as a condition to the delivery of Shares, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

10.7 Nonemployee Director Award Limitations. No Nonemployee Director may be paid, issued, or granted, in any Fiscal Year, equity awards (including any Awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including, without limitation, any cash retainers or fees) that, in the aggregate, exceed $500,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Nonemployee Director), will not count for purposes of the limitation under this Section 10.7.

10.8 Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including, without limitation, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section10.8 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary of the Company.

SECTION 11
AMENDMENT, SUSPENSION, AND TERMINATION

11.1 Amendment, Suspension, or Termination. Except as provided in Section 11.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

Appendix-A-15

11.2 Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment to the extent desirable to comply with Section 422 of the Code, or other Applicable Law.

11.3 Plan Effective Date and Duration of Awards. The Plan shall be effective as of the Plan Adoption Date subject to the shareholders of the Company approving the Plan by the required vote), subject to Sections 11.1 and 11.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

SECTION 12
TAX WITHHOLDING

12.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12.2 Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

12.3 Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

Appendix-A-16

SECTION 13
LEGAL CONSTRUCTION

13.1 Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.4 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

13.5 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

13.6 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

Appendix-A-17

APPENDIX B

Text of the Amendment To Amended and Restated Articles of Incorporation

We propose to amend the first paragraph of Article VI of the Articles of Incorporation so that the first paragraph will read as follows:

The corporation shall have authority to issue seventy-five million (75,000,000) shares of common stock at par value of $0.001 per share (“Common Stock”); and five hundred thousand (500,000) shares of preferred stock at a par value of $0.001 (“Preferred Stock”).1

1. Note if the Proposal for the Blank Check Preferred Amendment is approved the number of shares of authorized shares of preferred stock will be three million (3,000,000), however if such proposal is not approved by the shareholders then the authorized number of shares of preferred stock will remain at five hundred thousand (500,000) shares.

Appendix-B-1

APPENDIX C

Text of the Amendment To Amended and Restated Articles of Incorporation

We propose to amend Article VI of the Articles of Incorporation changing the number of shares of preferred stock and also adding another paragraph so that the second paragraph would read in its entirety as follows:

The corporation shall have authority to issue thirty million (30,000,000)1 shares of common stock at par value of $0.001 per share (“Common Stock”); and three million (3,000,000) shares of preferred stock at a par value of $0.001 (“Preferred Stock”).

The board of directors is hereby vested with the authority to fix by resolution or resolutions, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

1. Note if the Proposal for the Increase Shares Amendment is approved the number of shares of authorized shares of common stock will be seventy-five million (75,000,000), however if such proposal is not approved by the shareholders then the authorized number of shares of common stock will remain at thirty million (30,000,000) shares.

Appendix-C-1

FLUX POWER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2025 ANNUAL MEETING OF STOCKHOLDERS – MAY 28, 2025 AT 10:00 AM PACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Flux Power Holdings, Inc. (the "Company"), does hereby appoint and authorize Krishna Vanka and Kevin Royal, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on April 8, 2025, with all of the powers that the undersigned would possess if personally present, at the virtual 2025 Annual Meeting of Stockholders of the Company on May 28, 2025, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Mr. Vanka and Mr. Royal, or any of them, are authorized to vote upon such other business that is properly brought before the 2025 Annual Meeting of Stockholders.

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" all director nominees, "FOR" Proposal 2 (Approval of 2025 Equity Incentive Plan), Proposal 3 (Increase Shares Amendment), Proposal 4 (Blank Check Preferred Amendment), Proposal 5 (Ratification of Auditors), and Proposal 6 (Adjournment Proposal) and in the discretion of the proxy holders on any other matters that are properly brought before the 2025 Annual Meeting of Stockholders.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/FLUX
	PHONE:	1-866-752-VOTE(8683)

→ Please ensure you fold then detach and retain this portion of this Proxy →

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice and Proxy Statement and Annual Report on Form 10-K are available on https://www.iproxydirect.com/FLUX

152500913.1

2025 ANNUAL MEETING OF THE STOCKHOLDERS OF
FLUX POWER HOLDINGS, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote "FOR" all director nominees, "FOR" Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6.

		→	FOR	WITHHOLD	
Proposal 1	Election of Directors:				
	Krishna Vanka		☐	☐	
	Michael Johnson		☐	☐	**CONTROL ID:**
	Lisa Walters-Hoffert		☐	☐	**REQUEST ID:**
	Dale Robinette		☐	☐	
	Mark F. Leposky		☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

NOTE: Such other business that as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

152500913.1